RECONSTITUTED SERVICING AGREEMENT

THIS RECONSTITUTED SERVICING AGREEMENT (this “Agreement”), entered into as of the 1st day of September, 2004, by and among LEHMAN BROTHERS HOLDINGS, INC., a Delaware corporation (“LBH” or “Seller”) and COUNTRYWIDE HOME LOANS, INC., a New York corporation (the “Servicer”), AURORA LOAN SERVICES INC., as master servicer (the “Master Servicer”), and acknowledged by U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”), recites and provides as follows:

RECITALS

WHEREAS, the Seller has conveyed certain Mortgage Loans identified on Schedule I hereto (the “Mortgage Loans”) to Structured Asset Securities Corporation, a Delaware special purpose corporation (“SASCO”), which in turn has conveyed the Mortgage Loans to the Trustee, pursuant to a trust agreement, dated as of September 1, 2004 (the “Trust Agreement”), attached as Exhibit B hereto, among the Trustee, the Master Servicer, Wells Fargo Bank, N.A., as securities administrator (the “Securities Administrator”), SASCO, as depositor (the “Depositor”), and The Murrayhill Company, as credit risk manager (the “Credit Risk Manager”);

WHEREAS, the Mortgage Loans identified on Schedule I hereto are currently being serviced by the Servicer pursuant a Seller’s Warranties and Servicing Agreement between Lehman Brothers Bank, FSB (the “Bank”) and the Servicer dated as of January 1, 2004 (the “SWSA”).  A copy of the SWSA is attached hereto as Exhibit C;

WHEREAS, on or prior to the Closing Date (as defined herein) the Bank and LBH will enter into an Assignment and Assumption Agreement, dated as of September 1, 2004 (the “Assignment and Assumption Agreement”), pursuant to which the Bank will assign all of its rights, title and interest in and to the Mortgage Loans to LBH and LBH will assume all of the rights and obligations of the Bank under the SWSA to the extent that such Agreements relate to the Mortgage Loans;

WHEREAS, the Seller desires that the Servicer continue to service the Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein;

WHEREAS, the Seller and the Servicer agree that the provisions of the SWSA shall apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall constitute a reconstitution agreement in connection with a Pass-Through Transfer (within the meaning of the SWSA) which shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Trust Agreement;

WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an Event of Default under this Agreement;

WHEREAS, multiple classes of certificates (the “Certificates”), including the Class P Certificate and the Class X Certificate will be issued on the Closing Date pursuant to the Trust Agreement and Lehman Brothers Inc. or a nominee thereof is expected to be the initial registered holder of the Class P and Class X Certificates;

WHEREAS, subsequent to the Closing Date, Lehman Brothers Inc. intends to convey all of its rights, title and interest in and to the Class P and Class X Certificates and all payments and other proceeds received thereunder to an owner trust or other special purpose entity in which it will hold the sole equity interest, which trust or special purpose entity will issue net interest margin securities (“NIM Securities”) through an indenture trust, such NIM Securities secured, in part, by the payments on such Certificates (the “NIMS Transaction”);

WHEREAS, one or more insurers (collectively, the “NIMS Insurer”) may each issue insurance policies guaranteeing certain payments under the NIM Securities to be issued pursuant to the indenture in the NIMS Transaction;

WHEREAS, in the event there may be two or more individual insurers, it is intended that the rights extended to the NIMS Insurer pursuant to this Agreement be allocated among two or more individual insurers that issue insurance policies in connection with the NIM Transaction through a NIMS Insurance Agreement by and among such insurers and the parties hereto;

WHEREAS, the Seller and the Servicer intend that each of the NIMS Insurer and the Trustee be an intended third party beneficiary of this Agreement, provided that the rights extended to the NIMS Insurer pursuant to this Agreement shall exist only so long as the NIM Securities remain outstanding or the NIMS Insurer is owed amounts in respect of its guaranty of payment on such NIM Securities.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

AGREEMENT

1.

Definitions.  Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the SWSA incorporated by reference herein (regardless if such terms are defined in the SWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

2.

Custodianship.  The parties hereto acknowledge that U.S. Bank National Association will act as custodian of the Serviced Mortgage Files for the Trustee pursuant to the Trust Agreement.

3.

Servicing.  The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the SWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

The Servicer additionally agrees that the Servicer will fully furnish, in accordance with the Fair Credit Reporting Act of 1970, as amended (the “Fair Credit Reporting Act”) and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories) on a monthly basis.  In addition, with respect to any Mortgage Loan serviced for a Fannie Mae pool, the Servicer shall transmit full credit reporting data to each of such credit repositories in accordance with Fannie Mae Guide Announcement 95-19 (November 11, 1995), a copy of which is attached hereto as Exhibit F, reporting each of the following statuses, each month with respect to a Mortgage Loan in a Fannie Mae pool: New origination, current, delinquent (30-60-90-days, etc), foreclosed or charged off.

4.

Trust Cut-off Date.  The parties hereto acknowledge that by operation of Sections 4.05 and 5.01 of the SWSA, the remittance on October 18, 2004 to the Trust Fund is to include principal due after September 1, 2004 (the “Trust Cut-off Date”) plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c) and (d) of Section 5.01 of the SWSA.

5.

Master Servicing; Termination of Servicer.  The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement.  The Master Servicer, acting on behalf of the Trustee and the SASCO 2004-S3 Trust Fund (the “Trust Fund”) created pursuant to the Trust Agreement, shall have the same rights as the Seller under the SWSA to enforce the obligations of the Servicer under the SWSA and the term “Purchaser” as used in the SWSA in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the content requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto.  The Master Servicer shall be entitled to terminate, and at the direction of the NIMS Insurer shall terminate, the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Article X (Default) of the SWSA.  Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any of obligations of the Seller under the SWSA, and, in connection with the performance of the Master Servicer’s duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

6.

No Representations.  Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

7.

Notices.  All notices, consents, certificates or reports (collectively “written information”) required to be delivered hereunder between or among the parties hereto (including any third party beneficiary thereof) shall be in writing, may be in the form of facsimile or electronic transmission, and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice.  Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

All written information required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

Aurora Loan Services Inc.

2530 South Parker Road

Suite 601

Aurora, Colorado

Attn:  E. Todd Whittemore

Telephone:  (303) 632-3422

Facsimile:  (303) 632-4287

All remittances required to be made to the Master Servicer under this Agreement shall be on a scheduled/scheduled basis and made to the following wire account:

JPMorgan Chase Bank

New York, New York

ABA#:  021-000-021

Account Name:  Aurora Loan Services Inc.

Master Servicing Payment Clearance Account

Account Number:  666-611059

Beneficiary:  Aurora Loan Services Inc.

For further credit to:  SASCO 2004-S3

All notices and other written information required to be delivered to the Securities Administrator under the Agreement shall be delivered to the Securities Administrator at the following address:

Wells Fargo Bank, N.A.

P.O. Box 98

Columbia, Maryland  21046

Attention:  Corporate Trust Group, SASCO 2004-S3

(or in the case of overnight deliveries,

9062 Old Annapolis Road

Columbia, Maryland  21045

Telephone:  (410) 884-2000

Facsimile:   (410) 884-2360

All written information required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

U.S. Bank National Association

60 Livingston Avenue

EP-MN-WS3D

St. Paul, Minnesota 55107

Attention:  Structured Finance Department/SASCO 2004-S3

Telephone:  (651) 495-3853

Facsimile:   (651) 495-8090

All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

Lehman Brothers Holdings Inc.

745 7th Avenue, 7th Floor

New York, NY 10019

Attention:  Manager, Contract Finance (SASCO 2004-S3)

Telephone:  (212) 526-7000

Facsimile:   (212) 526-8950

All written information and notices required to be delivered to the Credit Risk Manager hereunder or the Credit Risk Management Agreement shall be delivered to the Credit Risk Manager at the following address:

The Murrayhill Company

1700 Lincoln Street, Suite 1600

Denver, Colorado 80203

Attention:  General Counsel (SASCO 2004-S3)

Telephone:  (720) 947-6947

Facsimile:  (720) 947-6598

All written information required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the SWSA.

All written information required to be delivered to the NIMS Insurer shall be delivered to the NIMS Insurer at the address specified in the Trust Agreement a copy of which is attached as Exhibit B hereto.

8.

NIMS Insurer.  As of the Closing Date (as defined herein), a NIMS Insurer has not been assigned.  In the event a NIMS Insurer is assigned after the Closing Date, the Master Servicer shall promptly notify the Servicer in accordance with the SWSA.

9.

Acknowledgement.  The Servicer hereby acknowledges that the rights and obligations of the Bank under the SWSA will be assigned to the Seller on the Closing Date pursuant to the Assignment and Assumption Agreement; that such rights and obligations, as amended by this Agreement will, in turn, be re-assigned by the Seller to SASCO under the Mortgage Loan Sale and Assignment Agreement; and that such rights and obligations will simultaneously be re-assigned by SASCO to the Trust Fund under the Trust Agreement.  The Servicer agrees that the Assignment and Assumption Agreement, the Mortgage Loan Sale and Assignment Agreement and the Trust Agreement will each be a valid assignment and assumption agreement or other assignment document required pursuant to Sections 2.02 and 12.11 of the SWSA and will constitute a valid assignment and assumption of the rights and obligations of the Bank under the SWSA to the Seller, by the Seller to SASCO, and by SASCO to the Trust Fund, as applicable.  In addition, the Trust Fund will make a REMIC election.  The Servicer hereby consents to each such assignment and assumption and acknowledges the Trust Fund’s REMIC election.

10.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

11.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

12.

Reconstitution.  The Seller and the Servicer agree that this Agreement is a reconstituted agreement executed in connection with a “Pass-Through Transfer,” and that the date hereof is the “Reconstitution Date,” each as defined in the SWSA.

Executed as of the day and year first above written.

LEHMAN BROTHERS HOLDINGS INC.

as Seller

By:  /s/ Joseph J. Kelly

Name:  Joseph J. Kelly

Title:   Authorized Signatory

COUNTRYWIDE HOME LOANS, INC.,

    as Servicer

By:   /s/ Celia Coulter

Name:  Celia Coulter

Title:    Executive Vice President

AURORA LOAN SERVICES INC.,

     as Master Servicer

By:     E. Todd Whittemore

Name:  E. Todd Whittemore

Title:    Executive Vice President

Acknowledged:

U.S. BANK NATIONAL ASSOCIATION

as Trustee

By:     /s/ Charles F. Pedersen

Name:  Charles F. Pedersen

Title:    Vice President

EXHIBIT A

Modifications to the SWSA

1.

Unless otherwise specified herein, any provisions of the SWSA, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase obligations, (iii) Whole Loan and Pass-Through Transfers and Reconstitution, and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement.  The exhibits to the SWSA and all references to such exhibits shall also be disregarded.

2.

The definition of “Business Day” in Article I is hereby amended as follows:

(i)

by restating clause (ii) of such definition to read as follows:

(ii) a day on which banks and savings and loan institutions in the State of Iowa, the State of Maryland, the State of Minnesota, the State of Colorado, the State of Illinois, State of California, State of Texas or the State of New York are authorized or obligated by law or executive order to be closed.

(ii)

by adding a new paragraph below clause (ii) as follows:

Where any reference is made to more than one Business Day, such reference, except as otherwise expressly provided, shall mean consecutive Business Days.

3.

The definition of “Custodial Agreement” in Article I is hereby amended in its entirety to read as follows:

Custodial Agreement means the agreement relating to the custody of the Mortgage Loans between U.S. Bank National Association, as Custodian and the Trustee.

4.

The definition of “Custodian” in Article I is hereby amended in its entirety to read as follows:

Custodian means U.S. Bank National Association and any successor in interest or any successor custodian appointed pursuant to the Custodial Agreement.

5.

New definitions of “Eligible Deposit Account” and “Eligible Institution” are added to Article I to immediately precede the definition of “Eligible Investments” and to read as follows:

Eligible Deposit Account:  An account that is maintained with a federal or state-chartered depository institution or trust company that complies with the definition of Eligible Institution.

Eligible Institution:  Any of the following:

(i)

an institution whose:

(A)

commercial paper, short-term debt obligations, or other short-term deposits are rated at least “A-1+” or long-term unsecured debt obligations are rated at least “AA-“ by S&P, if the amounts on deposit are to be  held in the account for no more than 365 days; or

(B)

commercial paper, short-term debt obligations, demand deposits, or other short-term deposits are rated at least “A-2” by S&P, if the amounts on deposit are to be held in the account for no more than 30 days and are not intended to be used as credit enhancement.  Upon the loss of the required rating set forth in this clause (i)(A) or clause (i)(B), the accounts shall be transferred immediately to accounts which have the required rating.  Furthermore, commingling by the Servicer is acceptable at the A-2 rating level if the Servicer is a bank, thrift or depository and provided the Servicer has the capability to immediately segregate funds and commence remittance to an Eligible Deposit Account upon a downgrade; or

(ii)

the  corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity.

6.

The definition of “Eligible Investments” in Article I is hereby amended in its entirety to read as follows:

Eligible Investments:  Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

(i)

direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (“Direct Obligations”);

(ii)

federal funds, or demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories, the Trustee, the Master Servicer, the Securities Administrator or any agent of the Trustee, the Master Servicer or the Securities Administrator, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

(iii)

repurchase agreements collateralized by Direct Obligations or securities guaranteed by Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors’ Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

(iv)

securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the Aggregate Loan Balance and the aggregate principal amount of all Eligible Investments in the Certificate Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

(vi)

a Qualified GIC;

(vii)

certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

(viii)

any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that is acceptable to the NIMS Insurer and would not adversely affect the then current rating by any Rating Agency then rating the Certificates or the NIMS Securities.  Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer, the Securities Administrator or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

7.

The definition of “First Remittance Date” in Article I is hereby deleted in its entirety.

8.

The definition of “GNMA” is hereby added to Article I to immediately follow the definition of “GEMICO”:

GNMA:  The Government National Mortgage Association, or any successor thereto.

9.

The definition of “Monthly Advance” in Article I is hereby amended in its entirety to read as follows:

Monthly Advance:  With respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan on the Due Date in the related Due Period, and that (i) was delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Mortgage Loan.  To the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer and the NIMS Insurer setting forth such determination and the procedures and considerations of the Servicer forming the basis of such determination, which shall include a copy of any broker’s price opinion and any other information or reports obtained by the Servicer which may support such determinations.

10.

The definition of “Mortgage Loan” in Article I is hereby amended in its entirety to read as follows:

Mortgage Loan:  An individual servicing retained Mortgage Loan which has been sold by the Seller to SASCO and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the Monthly Reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds, excluding late charges, assumption fees and other similar charges, and obligations arising from or in connection with such Mortgage Loan.

11.

The definition of “Mortgage Loan Schedule” in Article I is hereby amended in its entirety to read as follows:

Mortgage Loan Schedule:  The schedule of Mortgage Loans setting forth certain information with respect to the Mortgage Loans which were sold by the Seller to SASCO, which Mortgage Loan Schedule is attached as Exhibit B to this Agreement.

12.

New definitions of “Non-MERS Eligible Mortgage Loan” and “Non-MERS Mortgage Loans” are hereby added to Article I immediately following the definition of “Mortgagor” to read as follows:

Non-MERS Eligible Mortgage Loan:  Any Mortgage Loan other than a MERS Eligible Mortgage Loan.

Non-MERS Mortgage Loan:  Any Mortgage Loan other than a MERS Mortgage Loan.

13.

The definition of “Opinion of Counsel” in Article I is hereby amended by changing the word “Purchaser” therein to “Trustee, the NIMS Insurer and the Master Servicer” and adding the following words at the end of such definition:

; provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Trustee, the NIMS Insurer, the Master Servicer and the Seller, who (i) is in fact independent of the Servicer and any master servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Servicer or any master servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Servicer or any master servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.  Any Opinion of Counsel delivered by independent counsel pursuant to clause (a) or (b) above shall be either the expense of the requesting party or the Trust Fund.

14.

New definitions of “Prepayment Charge” and “Prepayment Charge Schedule” are added to Article I to immediately precede the definition of “Prepayment Interest Shortfall Amount” and to read as follows:

Prepayment Charge: means with respect to any Mortgage Loan and Distribution Date, the charges or premiums, if any, exclusive of any servicing charges collected by the Servicer in connection with a Mortgage Loan payoff, due in connection with a full prepayment of such Mortgage Loan during the Principal Prepayment Period in accordance with the terms thereof (other than any Servicer Prepayment Charge Payment Amount).

Prepayment Charge Schedule: means a data field in the Schedule of Mortgage Loans attached as Schedule I hereto which indicates the amount and method of calculation of the Prepayment Charge and the period during which such Prepayment Charge is imposed with respect to a Mortgage Loan.

15.

The definition of “Prepayment Interest Shortfall Amount” is hereby amended in its entirety to read as follows:

Prepayment Interest Shortfall Amount:  With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan’s Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

16.

The definition of “Qualified GIC” is hereby added to Article I to immediately follow the definition of “Qualified Depository”, to read as follows:

Qualified GIC:  A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

(a)

be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

(b)

provide that the Servicer may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

(c)

provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Servicer, the Servicer shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

(d)

provide that the Servicer’s interest therein shall be transferable to any successor Servicer or the Master Servicer hereunder; and

(e)

provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

17.

A new definition of “Purchase Price” is added to Article I immediately following the definition of “Principal Prepayment Period” to read as follows:

Purchase Price:  With respect to any Mortgage Loan or REO Property to be purchased by the NIMS Insurer pursuant to Section 11.03, an amount equal to the sum of (i) 100% of the principal balance thereof as of the date of purchase, (ii) accrued interest on such principal balance at the applicable Mortgage Interest Rate in effect from time to time to the due date as to which interest was last covered by a payment by the Mortgagor or a Monthly Advance by the Servicer or Master Servicer and (iii) any unreimbursed Servicing Advances, Monthly Advances and any unpaid Servicing Fees allocable to such Distressed Mortgage Loan.

18.

A new definition of “Realized Loss” is added to Article I immediately following the definition of “Rating Agency” to read as follows:

Realized Loss:  With respect to each Liquidated Mortgage Loan (as defined in the Trust Agreement), an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Master Servicer or the Servicer with respect to such Mortgage Loan (other than Monthly Advances of principal) including expenses of liquidation.

19.

A new definition of “Relief Act Reduction” is hereby added to Article I immediately following the definition of “Reconstitution Date” to read as follows:

Relief Act Reduction:  With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Relief Act, as amended, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

20.

The definition of “Remittance Date” in Article I is hereby amended by deleting “, beginning with the First Remittance Date.”

21.

The definition of “REO Property” in Article I is hereby amended by replacing the word “Purchaser” with “Trustee and the Trust Fund.”

22.

A new definition of “Sarbanes Certifying Party” is added to Article I immediately after the definition of “Repurchase Price” to read as follows:

Sarbanes Certifying Party: means a Person who files a Sarbanes-Oxley Certification directly with the Securities and Exchange Commission on behalf of the Trust Fund pursuant to the Sarbanes-Oxley Act of 2002.

23.

A new definition of “Servicer Prepayment Charge Payment Amount” is added to Article I immediately after the definition of “Securities Act of 1933 or the 1933 Act” to read as follows:

Servicer Prepayment Charge Payment Amount: means any amounts paid by the Servicer as a result of an impermissible waiver of a Prepayment Charge pursuant to Section 4.01 of this Agreement.

24.

The definition of “Servicing Fee” in Article I is hereby amended in its entirety to read as follows:

Servicing Fee:  An amount equal to one-twelfth the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of the Mortgage Loan.  The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds) of such Monthly Payment collected by the Servicer or as otherwise provided under this Agreement.

25.

The definition of “Servicing Fee Rate” in Article I is hereby amended in its entirety to read as follows:

Servicing Fee Rate:  0.50% per annum.

26.

A new definition of “Total Unamortized Insured Loan Amount” is hereby added to Article I immediately after the definition of “Tax Returns” to read as follows:

Total Unamortized Insured Loan Amount:  With respect to any Distribution Date, the aggregate outstanding Scheduled Principal Balance of all Mortgage Loans insured by the United Guaranty Pool Insurance Policy (as indicated on each Mortgage Loan Schedule) as of the first day of the related  Collection Period.

27.

A new definition of “Undrawn United Guaranty Pool Insurance Policy Balance” is hereby added to Article I immediately after the definition of “Underwriting Guidelines” to read as follows:

Undrawn United Guaranty Pool Insurance Policy Balance:  As of any date of determination, the Original United Guaranty Pool Insurance Policy Balance as reduced by all claims paid under the United Guaranty Pool Insurance Policies up to and including such date of determination.

28.

New definitions of “United Guaranty,” “United Guaranty Covered Mortgage Loan,” “United Guaranty Pool Insurance Policy,” “United Guaranty Pool Premium Rate” and “United Guaranty Pool Insurance Premium Payment” are added to Article I immediately after the definition of “Undrawn United Guaranty Pool Insurance Policy Balance” to read as follows:

United Guaranty:  United Guaranty Residential Insurance Company of North Carolina, and its successors and assigns.

United Guaranty Covered Mortgage Loan:  Any Mortgage Loan included under the coverage of the United Guaranty Pool Insurance Policy as indicated on the Mortgage Loan Schedule.

United Guaranty Pool Insurance Policy:  the United Guaranty Residential Insurance Company of North Carolina Master Policy No. GCD dated September 30, 2004, issued in the name of U.S. Bank National Association, in its capacity as Trustee, as the insured for the benefit of the Trust Fund, including Endorsements Nos. GKB2047 (09/04), GKB048 (09/04), GKB049 (09/04) and GKB050 (09/04), copies of which are attached hereto as Exhibit G.

United Guaranty Pool Insurance Premium Rate:  The insurance premium rate specified in the Mortgage Loan Schedule applicable to any United Guaranty Covered Mortgage Loan.

United Guaranty Pool Insurance Premium Payment:  With respect to any Remittance Date, an amount equal to the product of (a) one-twelfth, (b) the United Guaranty Pool Insurance Premium Rate and (c) the Total Unamortized Insured Loan Amount.

29.

Section 2.01 (Conveyance of Mortgage Loans; Possession of Custodial Mortgage Files, Maintenance of Retained Mortgage File and Servicing Files) is hereby amended by deleting the first paragraph thereof and replacing the word “Purchaser” with the words “Trustee and the Trust Fund” in each instance.

30.

Section 2.02 (Books and Records; Transfers of Mortgage Loans) is hereby amended as follows:

(i)

by replacing the reference to “Purchaser” in the first paragraph and the second sentence of the second paragraph of such section with “Trustee and the Trust Fund;”

(ii)

by replacing the third paragraph of such section in its entirety with the following:

The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by the NIMS Insurer and the Master Servicer or its designee the related Servicing File during the time the Trust Fund retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

(iii)

by adding the following paragraph as the last paragraph of such section:

Only if so requested by the Seller or the Master Servicer, the Servicer, at the Depositor’s                expense, shall cause to be properly prepared and recorded as Assignment of Mortgage in favor of the Trustee with respect to each NON-MERS Mortgage Loan in each public recording office where such NON-MERS Mortgage Loans are recorded, as soon as practicable after the Closing Date (but in no event more than 90 days thereafter to the extent delays are caused by the applicable recording office).

31.

The parties acknowledge that the fourth paragraph of Section 2.02 shall be inapplicable to this Agreement.

32.

The parties acknowledge that Section 2.03 (Delivery of Documents) shall be superceded by the provisions of the Custodial Agreement.

33.

Section 3.01(c) (No Conflicts) is hereby amended by deleting the words “the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby”.

34.

Section 3.01(f) (Ability to Perform) is hereby amended by deleting the second sentence thereof.

35.

Section 3.01(h) (No Consent Required) is hereby amended by deleting the words “or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement”.

36.

Section 3.01 (i) (Selection Process), Section 3.01 (j) (Pool Characteristics), Section 3.01 (l) (Sale Treatment), Section 3.01 (n) (No Broker’s Fees’) and Section 3.01 (o) (Origination) shall be inapplicable to this Agreement.

37.

Section 3.03 (Remedies for Breach of Representations and Warranties) is hereby amended in its entirety to read as follows:

It is understood and agreed that the representations and warranties set forth in Section 3.01 (a) through (h), (k), (m) and (p) shall survive the engagement of the Servicer to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Trustee, the Trust Fund, the NIMS Insurer and the Master Servicer.  Upon discovery by either the Servicer, the Master Servicer, ,the NIMS Insurer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement, the party discovering such breach shall give prompt written notice to the other.

Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 3.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the option of the Trustee or the NIMS Insurer, assign the Servicer’s rights and obligations under this Agreement (or respecting the affected Loans) to a successor Servicer selected by the Trustee with the prior consent and approval of the Master Servicer.  Such assignment shall be made in accordance with Section 12.01.

In addition, the Servicer shall indemnify (from its own funds) the Trustee, the Trust Fund and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer’s representations and warranties contained in this Agreement.  It is understood and agreed that the remedies set forth in this Section 3.01 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.  The foregoing shall not limit, however, any remedies available to the Master Servicer, the Trustee, the NIMS Insurer or the Trust Fund available pursuant to any other agreement related hereto or to the insurance policy pursuant to which the NIM Securities are insured, including, with respect to any NIMS Insurer, any indemnification agreement entered into pursuant to Section 9.01.

Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 3.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Trustee, the NIMS Insurer or Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Trustee, the NIMS Insurer or the Master Servicer for compliance with this Agreement.

38.

Section 4.01 (Company to Act as Servicer) is hereby amended as follows:

(i)

by replacing the word “Purchaser” in the fifth and twenty-second lines of the second paragraph thereof with “Trustee and the Trust Fund;”

(ii)

by replacing the word “unless” in the sixth line of the second paragraph thereof with “except in the case where;”

(iii)

by adding the following after the word “Loan” in the twelfth line of the second paragraph:

unless the Servicer shall have provided to the Master Servicer and the Trustee an Opinion of Counsel in writing to the effect that such modification, waiver or amendment would not cause an Adverse REMIC Event.  The costs of obtaining such Opinion of Counsel shall be a reimbursable expense to the Servicer from the Custodial Account pursuant to Section 4.05.

(iv)

by replacing the word “Purchaser” in the last sentence of the second paragraph thereof with “Trustee;”

(v)

by adding the following sentence as the last sentence of the second paragraph:

The Servicer shall notify the Credit Risk Manager, prior to the charge off of any Mortgage Loan, and provide the Credit Risk Manager with copies of any related cost-benefit analyses which the Servicer has performed in connection with the decision to charge off such Mortgage Loan.

(vi)

by adding the following two new paragraphs after the third paragraph of such section:

Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension.  Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

The Servicer or any designee of the Servicer shall not waive any Prepayment Charge with respect to any Mortgage Loan which contains a Prepayment Charge and which prepays during the term of the penalty.  If the Servicer or its designee fails to collect the Prepayment Charge upon any prepayment of any Mortgage Loan which contains a Prepayment Charge, the Servicer shall pay to the Trust Fund at such time by means of a deposit into the Custodial Account an amount equal to the Prepayment Charge which was not collected; provided, however, the Servicer shall not have any obligation to pay the amount of any uncollected Prepayment Charge under this Section 4.01 if the failure to collect such amount is the result of inaccurate or incomplete information on the Prepayment Charge Schedule provided by the Seller and which is included as part of the Schedule of Mortgage Loans at Schedule I attached hereto.  Notwithstanding the above, the Servicer or its designee may waive a Prepayment Charge without remitting the amount of the foregone Prepayment Charge to the Custodial Account if (i) such waiver relates to a prepayment which is not a result of a refinancing by the Servicer or any of its affiliates and (ii) the Mortgage Loan is in default or foreseeable default and such waiver (a) is standard and customary in servicing similar mortgage loans to the Mortgage Loans and (b) would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan and (iii) the collection of the Prepayment Charge would be in violation of applicable laws or (iv) not withstanding any state or federal law to the contrary, any Prepayment Charge in any instance when the mortgage debt is accelerated as a result of the borrower’s default in making the loan payments.

39.

Section 4.02 (Liquidation of Mortgage Loans) is hereby amended as follows:

(i)

by replacing the second sentence thereof with the following sentence:

In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 4.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period, the Company shall commence foreclosure proceedings immediately thereafter; provided, however, that the Servicer is required to commence foreclosure proceedings on the 65th day of such delinquency if the Servicer determines no alternative resolution strategy would be effective, provided further that, prior to commencing foreclosure proceedings, the Company shall notify the Purchaser or its designee in writing of the Company’s intention to do so.

(ii)

by replacing the word “Purchaser” in the seventh and eighteenth lines of the first paragraph thereof with “Trustee and the Trust Fund;”

(iii)

by replacing the word “Purchaser” in the first and second sentence of the second paragraph thereof with “Trustee”; and

(iv)

by amending and restating the third paragraph thereof in its entirety as follows:

In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure.  In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not, without the prior approval of the Master Servicer and the NIMS Insurer proceed with foreclosure or acceptance of a deed in lieu of foreclosure.  In such instance, the Master Servicer and the NIMS Insurer shall be deemed to have approved such foreclosure or acceptance of a deed in lieu of foreclosure unless either notifies the Servicer in writing, within five (5) days after its receipt of written notice of the proposed foreclosure or deed in lieu of foreclosure from the Servicer, that it disapproves of the related foreclosure or acceptance of a deed in lieu of foreclosure.  The Servicer shall be reimbursed for all Servicing Advances made pursuant to the preceding paragraph and this paragraph with respect to the related Mortgaged Property from the Custodial Account.

40.

Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

(i)

replacing the words “Countrywide Home Loans, Inc. in trust for the Purchaser of Conventional Residential Fixed Rate Mortgage Loans, Group 2004-1 and various Mortgagors” in the fourth, fifth and sixth lines of the first sentence of the first paragraph with the following words:

Countrywide Home Loans, Inc. in trust for the SASCO 2004-S3 Trust Fund;

(ii)

replacing the second sentence thereof with the following sentence:

The Custodial Account shall be an Eligible Deposit Account established with an Eligible Institution;

(iii)

by amending clause (viii) to read as follows:

(viii)

the amount of any Prepayment Interest Shortfall Amount paid out of the Servicer’s own funds without any right to reimbursement therefor, subject to the limitation set forth in Section 8.03;

(iv)

by adding a new clause (xi) to read as follows:

(xi)

all Prepayment Charges.

(v)

by adding a new clause (xii) to read as follows:

(xii)

any amounts required to be deposited by the Servicer pursuant to Sections 4.15 and 4.22 in connection with any unpaid claims that are a result of a breach by the Servicer or any subservicer of the obligations hereunder or under the terms of a LPMI Policy or the United Guaranty Pool Insurance Policy;

(vi)

by adding a new clause (xiii) to read as follows:

(xiii)

any amounts received by the Servicer under a LPMI Policy or the United Guaranty Pool Insurance Policy.

41.

Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended as follows:

(i)

by replacing the last five lines of clause (ii) with the following:

Servicer’s right thereto shall be prior to the rights of the Trust Fund; provided however, that in the event that the Servicer determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Servicer may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer’s right thereto shall be prior to the rights of the Trust Fund; and

(ii)

by adding a new clause (x) to read as follows:

(x)

to withdraw each United Guaranty Pool Insurance Premium Payment for payment to United Guaranty in accordance with Section 4.22.

42.

Section 4.06 (Establishment of and Deposits to Escrow Account) is hereby amended as follows:

(i)

deleting the words “Countrywide Home Loans, Inc., in trust for the Purchaser of Conventional Residential Fixed Rate Mortgage Loans, Group No. 2004-S3 and various Mortgagors” in the fourth, fifth and sixth lines of the first sentence of the first paragraph, and replacing it with the following words:

Countrywide Home Loans, Inc., in trust for the SASCO 2004-S3 Trust Fund.

(ii)

replacing the second sentence thereof with the following sentence:

The Escrow Account shall be an Eligible Deposit Account established with an Eligible Institution

43.

Section 4.07 (Permitted Withdrawals from Escrow Account) is hereby amended by adding a new clause (ix) to read as follows:

(ix)

to transfer funds to another Eligible Institution in accordance with Section 4.09 hereof.

44.

Section 4.09 (Protection of Accounts) is hereby amended in its entirety to read as follows:

The Servicer may transfer any Custodial Account or any Escrow Account to a different Eligible Institution from time to time, provided that in the event the Custodial Account or any Escrow Account is held in a depository institution or trust company that ceases to be an Eligible Institution, the Servicer shall transfer such Custodial Account or Escrow Account, as the case may be, to an Eligible Institution.  The Servicer shall give notice to the Master Servicer and the NIMS Insurer of any change in the location of the Custodial Account.

The Servicer shall bear any expenses, losses or damages sustained by the Master Servicer or the Trustee if the Custodial Account and/or the Escrow Account are not demand deposit accounts.

Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Servicer be invested in Eligible Investments.  Any such Eligible Investment shall mature no later than the Business Day immediately preceding the related Remittance Date; provided, however, that if such Eligible Investment is an obligation of an Eligible Institution (other than the Servicer) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on the related Remittance Date.  Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Trustee.  All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer.  Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Servicer out of its own funds immediately as realized.

45.

Section 4.12 (Maintenance of Fidelity Bond and Errors and Omissions Insurance) is hereby amended as follows:

(i)

by replacing the words “any Purchaser” in the fifteenth line of such section with “the Trustee, the Master Servicer or the NIMS Insurer;”

(ii)

by replacing the reference to “Purchaser” in the sixteenth line with “requesting party;” and

(iii)

by replacing the reference to “Purchaser” in the last line of such section with “Trustee, the Master Servicer and the NIMS Insurer.”

46.

Section 4.14 (Restoration of Mortgaged Property) is hereby amended by replacing the word “Purchaser” in the last sentence thereof with “Trustee or Trust Fund.”

47.

Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended as follows:

(i)

by replacing the word “Purchaser” in each place it appears in the first paragraph thereof with “Trust Fund;”

(ii)

by replacing the word “Purchaser” in each place it appears in the second paragraph thereof with “the Trustee on behalf of the Trust Fund;”

(iii)

by replacing the reference to “one year” in the seventh line of the third paragraph thereof with “three years;” and

(iv)

by adding two new paragraphs after the third paragraph thereof to read as follows:

In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC and has notified the Master Servicer of such extension being granted by providing a copy of the application and the grant of such extension to the Master Servicer.  If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”).  If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property’s fair market value as acceptable to the Master Servicer or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.  The Trustee shall (i) sign any document prepared or delivered to it by the Servicer or (ii) take any other action, in the case of each of (i) and (ii) reasonably requested by the Servicer, which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would:  (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(v)

by replacing the word “advances” in the sixth line of the fifth paragraph thereof with “Monthly Advances;”

(vi)

by replacing the word “Purchaser” in the last line of the fifth paragraph thereof with “Trust Fund;” and

(vii)

by adding the following to the end of such Section:

Prior to acceptance by the Servicer of an offer to sell any REO Property, the Servicer shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a “Notice of Sale”).  The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Servicer in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale.

48.

Section 4.17 (Real Estate Owned Reports) is hereby amended as follows:

(i)

by replacing the word “Purchaser” with the words “Master Servicer and Credit Risk Manager;” and

(ii)

by replacing the words “Remittance Date” with “tenth calendar day of.”

49.

A new Section 4.22 (Maintenance of United Guaranty Pool Insurance Policy; Claims) is added to Article IV to read as follows:

Section 4.22  Maintenance of the United Guaranty Pool Insurance Policy; Claims.

The Servicer shall service the Mortgage Loans covered by the United Guaranty Pool Insurance Policy in accordance with the provisions of the United Guaranty Pool Insurance Policy; provided, however, that the Servicer shall not take any action to permit any modification or assumption of a Mortgage Loan covered by the United Guaranty Pool Insurance Policy, or to take any other action with respect to such Mortgage Loan which would result in non-coverage under the United Guaranty Pool Insurance Policy or any loss, but for actions of the Servicer, would have been covered thereunder; provided, if there is a conflict, inconsistency or ambiguity between any provision of the United Guaranty Pool Insurance Policy and any Accepted Servicing Practices, the Servicer shall comply with Accepted Servicing Practices.  If United Guaranty fails to pay a claim under the United Guaranty Pool Insurance Policy solely as a result of a breach by the Servicer of its obligations hereunder or under the United Guaranty Pool Insurance Policy, except where such breach is a direct result of a conflict, inconsistency or ambiguity between any provision in the United Guaranty Pool Insurance Policy and Accepted Servicing Practices, the Servicer shall be required to deposit into the Custodial Account pursuant to Section 4.04(xii) on or prior to the next succeeding Remittance Date an amount equal to such unpaid claims from its own funds without any right of reimbursement hereunder.

The Servicer shall prepare and submit all claims eligible for submission under the United Guaranty Pool Insurance Policy in accordance with the procedures set forth in the United Guaranty Pool Insurance Policy and shall perform all obligations of the insured under the United Guaranty Pool Insurance Policy with respect to such submitted claims.  Any claim amounts recovered under the United Guaranty Pool Insurance Policy resulting from a defaulted Mortgage Loan shall be deposited in the Custodial Account pursuant to Section 4.04(xiii).  The Servicer shall include in its monthly remittance advice with respect to any Remittance Date provided to the Master Servicer the current amount of claims filed under the United Guaranty Pool Insurance Policy and the current amount of claims paid under the United Guaranty Pool Insurance Policy during the preceding Due Period.

Pursuant to Section 4.05(x), the Servicer shall withdraw from the Custodial Account and forward to United Guaranty in immediately available funds on or before 12:00 noon due on each Distribution Date (i) the United Guaranty Pool Insurance Premium Payment and (ii) promptly when due any other amount owed to United Guaranty under the United Guaranty Pool Insurance Policy.

Such payments will be made to United Guaranty by wire transfer of immediately available funds on such Distribution Date in accordance with the following wire instructions:

Name:  United Guaranty Residential Insurance Company of North Carolina

ABA No. Fed Wire Transactions:  053000219

Account No.:  20-720-820-3452-5

Bank Name:  Wachovia

50.

Section 5.01 (Remittances) is hereby amended by adding the following after the second paragraph of such Section:

All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

JPMorgan Chase Bank

New York, New York

ABA #: 021-000-021

Account Name:

Aurora Loan Services Inc.

Master Servicing Payment Clearing Account

Account Number: 066-611059

Beneficiary:  Aurora Loan Services Inc.

For further credit to:  SASCO 2004-S3

51.

Section 5.02 (Statements to Purchaser) is hereby amended in its entirety to read as follows:

Section 5.02

Statements to Master Servicer.

Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i) a monthly remittance advice in the format set forth in Exhibit D-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit D-2 hereto (or in such other format mutually agreed to between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer; provided, however, the information required by Exhibit D-2 is limited to that which is readily available to the Servicer and is mutually agreed to by the Servicer and Master Servicer.

The Servicer shall provide the Master Servicer (which shall in turn provide the NIMS Insurer) with such information available to it concerning the Mortgage Loans as is necessary for the Securities Administrator to prepare the Trust Fund’s federal income tax return as the Securities Administrator may reasonably request from time to time.

52.

Section 6.02 (Satisfaction of Mortgages and Release of Retained Mortgage Files) is hereby amended by replacing the word “Purchaser” in the third line of the second paragraph thereof with “Trust Fund.”

53.

Section 6.04 (Annual Statement as to Compliance) is hereby amended as follows:

(i)

by adding “(a)” prior to the first paragraph of such Section;

(ii)

by replacing the reference to “Purchaser” therein with “Master Servicer and any Sarbanes Certifying Party;” and

(iii)

by adding the following paragraph after the first paragraph of such Section:

(b)

For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, (“Sarbanes-Oxley”) is required to be given on behalf of the Trust Fund, no later than March 15th of each year, commencing March 15, 2005 (or if not a Business Day, the immediately preceding Business Day), or at any other time that a Sarbanes Certifying Person provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days written request of such party, an officer of the Servicer shall execute and deliver an Officer’s Certificate to the Sarbanes Certifying Party for the benefit of the Trust Fund and the Sarbanes Certifying Party and its officers, directors and affiliates, in a form substantially similar to Exhibit E hereto.

54.

Section 6.05 (Annual Independent Public Accountants’ Servicing Report) is hereby amended as follows:

(i)

by replacing the reference to “Purchaser” therein with the words “Master Servicer (which shall provide such Annual Independent Accountants’ Servicing Report to the NIMS Insurer) and any Sarbanes Certifying Party”; and

(ii)

by replacing each reference to Uniform Single Attestation Program for Mortgage Bankers with the words “Uniform Single Attestation Program for Mortgage Bankers (or such other attestation program as may be required by law or regulation applicable to the Servicer).”

55.

Section 6.06 (Right to Examine Company Records) is hereby deleted in its entirety and replaced with the following:

Section 6.06   Right to Examine Company Records.

If any of the Master Servicer, the Trustee or the NIMS Insurer provides reasonable prior written notice, any such party and its respective accountants, attorneys, or designees may examine the Servicing Files relating to the Mortgage Loans and the REO Properties during normal business hours of the Servicer at the Trust Fund's sole cost and expense.  The examining party or parties shall provide to the Servicer a copy of any report generated in connection with any such examination.  In addition, the Servicer shall provide to the Master Servicer, the Trustee and the NIMS Insurer any other information, related to the Mortgage Loans and the REO Properties, reasonably requested by such parties at the sole cost and expense of the Trust Fund.

56.

A new Section 8.03 (Compensating Interest) is hereby added to Article VIII to immediately follow Section 8.02 and to read as follows:

Section 8.03  Compensating Interest

The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein with respect to each Principal Prepayment, the Prepayment Interest Shortfall Amount, if any, for the month of distribution.  Such deposit shall be made from the Servicer’s own funds, without reimbursement therefor up to a maximum amount of the Servicing Fee actually received for such month for the Mortgage Loans.

57.

Section 9.01 (Indemnification; Third Party Claims) is amended as follows:

(i)

by replacing the word “Purchaser” in the first line thereof with the words “Trust Fund, the Trustee, the Depositor and the Master Servicer;”

(ii)

by replacing the word “Purchaser” in the fourth line and sixth line thereof with the words “Trustee, the Depositor, the Trust Fund or Master Servicer;”

(iii)

by adding the following after the end of the first sentence thereof:

In addition, the Company shall indemnify the Sarbanes Certifying Party for any inaccurate or misleading information provided in the certification required pursuant to Section 6.04(b).  The Company shall enter into a separate indemnification agreement, mutually acceptable to the Company and the NIMS Insurer, covering the same indemnities provided for in this Section 9.01 with the NIMS Insurer once it is identified.

(iv)

by replacing the word “Purchaser” in the seventh line thereof with “the Master Servicer, the NIMS Insurer, the Trustee, the Depositor or Trust Fund;” and

(v)

by replacing the word “Purchaser” in the eleventh line thereof with the words “Trustee, the Depositor, Trust Fund and the Master Servicer, which consent shall not be unreasonably withheld or delayed, provided, however, the Company shall not be liable for any damages, costs, or expenses, incurred due to the Trustee’s, the Depsoitor’s, Trust Fund’s or the Master Servicer’s failure to timely provide a response to the Servicer’s request for consent.”; and

(vi)

by replacing the word “Purchaser” in the last sentence thereof with “Trust Fund.”

58.

Section 9.03 (Limitation on Liability of Company and Others) is amended as follows:

(i)

by replacing the word “Purchaser” in the second and fourteenth lines thereof to “Trust Fund, the Trustee, the NIMS Insurer or the Master Servicer;” and

by replacing the word “Purchaser” in the last line thereof to “Trust Fund.”

59.

Section 9.04 (Limitation on Resignation and Assignment by Company) is hereby amended as follows:

(i)

by replacing the word “Purchaser” in the eighth line of the first paragraph thereof, in the second, fifth and sixth lines of the second paragraph thereof and in the fourth line of the third paragraph thereof with “Master Servicer, the NIMS Insurer and the Trustee;” and

(ii)

by replacing the word “Purchaser” in the fifth line of the third paragraph thereof with “Master Servicer or the NIMS Insurer.”

(b)

Section 10.01 (Events of Default) is hereby amended by:

(i)

changing any reference to “Purchaser” to “Master Servicer”; and

(ii)

by adding the words “within the applicable cure period” after the word “remedied” in the first line of the second paragraph thereof;

(iii)

by replacing the word “Upon” in the first line of the third paragraph with “Within 90 days of;” and

(iv)

by adding the following proviso at the end of the first sentence of the third paragraph thereof:

; provided, however, the obligation of the Master Servicer or other successor servicer to make Monthly Advances not made by the defaulting Servicer shall be effective immediately upon receipt of such notice by the defaulting Servicer.

60.

Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to “Purchaser” to “Master Servicer with the prior written consent of the Trustee and the NIMS Insurer”.

61.

Section 11.01 (Termination) is hereby amended by restating subclause (ii) thereof to read as below and adding the following sentence after the first sentence of Section 11.01:

(ii)

mutual consent of the Servicer and the Trustee in writing, provided such termination is also acceptable to the Master Servicer and the Rating Agencies.

At the time of any termination of the Servicer pursuant to Section 11.01, the Servicer shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Sections 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Servicer until such amounts are received by the Trust Fund from the related Mortgage Loans.

62.

Section 11.02 (Termination Without Cause) is hereby amended as follows:

(i)

by deleting the first paragraph thereof and replacing it with the following:

Upon 45 days’ prior notice, in writing and delivered to the Trustee, the NIMS Insurer, the Master Servicer and the Servicer by registered mail as provided in Section 12.05, the Seller may terminate the rights and obligations of the Servicer under this Agreement without cause.  The Servicer shall comply with the termination procedures set forth in Section 12.01 hereof.  The Master Servicer or the Trustee shall have no right to terminate the Servicer pursuant to the foregoing sentences of this Section 11.02.  In connection with any such termination pursuant to this Section 11.02, the Seller will be responsible for reimbursing the Servicer for all unreimbursed Servicing Advances, Monthly Advances, Servicing Fees and other reasonable or necessary out-of-pocket costs associated with any such servicing transfer at the time of such termination without any right of reimbursement to the Seller from the Trust Fund; and

(ii)

by replacing the word “Purchaser” in the first line of the second paragraph with “Seller” and by replacing the word “Purchaser” in the second line thereof with “the Seller and from its own funds without reimbursement.”

63.

Section 12.01 (Successor to Company) is hereby amended as follows:

(i)

by replacing the words “Prior to” with “Upon” in the first line of the first paragraph thereof;

(ii)

by replacing the word “Purchaser” in the third line of the first paragraph thereof with “Master Servicer;”

(iii)

by adding the words “, in accordance with the Trust Agreement,” after the word “shall” in the third line of the first paragraph thereof;

(iv)

by adding the words “acceptable to the NIMS Insurer (which acceptance shall not be unreasonably withheld) and otherwise meeting” to clause (ii) of the first sentence of the first paragraph thereof following the words “appoint a successor;”

(v)

by adding the following new sentences immediately following the first sentence of the first paragraph thereof to read as follows:

Prior to termination of the Servicer’s responsibilities, rights, duties and obligations under this Agreement pursuant to Section 11.02 the Seller shall appoint a successor acceptable to the NIMS Insurer (which acceptance shall not be unreasonably withheld) which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement.  Any successor to the Servicer shall be a Freddie Mac- or Fannie Mae-approved servicer and shall be subject to the approval of the Master Servicer, the NIMS Insurer and each Rating Agency, as evidenced by a letter from such Rating Agency delivered to the Trustee and the NIMS Insurer that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates or the NIMS Securities.

(vi)

by replacing word “Purchaser” with “the Master Servicer” in the second sentence of the first paragraph thereof;

(vii)

by adding the following proviso at the end of the second sentence of the first paragraph thereof:

; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.

(viii)

by replacing the word “Purchaser” in the second line of the second paragraph thereof with “Trustee, the NIMS Insurer and Master Servicer;”

(ix)

by replacing the reference to “Purchaser” in the fourth paragraph thereof with “Trustee, the Master Servicer and the NIMS Insurer;” and

(x)

by adding the following two paragraphs after the fourth paragraph thereof:

In the event the Servicer is terminated pursuant to Section 11.02, the Seller shall be responsible for payment of any out-of-pocket costs from its own funds without reimbursement incurred by the Servicer and the Master Servicer in connection with the transfer of the Mortgage Loans to a successor servicer.

Except as otherwise provided in the Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (as a result of termination for cause or resignation of the Servicer), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Servicer from its own funds without reimbursement.

64.

Section 12.02 (Amendment) is hereby amended as follows:

(i)

by replacing the words “by written agreement signed by the Company and the Purchaser” with “by written agreement signed by the Servicer and the Seller, with the written consent of the Master Servicer, the NIMS Insurer and the Trustee;” and

(ii)

by adding the following sentence to such section:

The party requesting such amendment shall, at its own expense, provide the Trustee, the NIMS Insurer, the Master Servicer and the Seller with an Opinion of Counsel that such amendment is permitted under the terms of this Agreement, the Servicer has complied with all applicable requirements of this Agreement, and such Amendment will not materially adversely affect the interest of the Certificateholders in the Mortgage Loans or the NIM Securities.

65.

Section 12.07 (Relationship of Parties) is hereby amended by replacing the words “the Purchaser” with “the Seller, the Master Servicer, the NIMS Insurer, the Trustee or the Trust Fund.”

66.

Section 12.10 (Assignment by Purchaser) is hereby deleted in its entirety.

67.

A new Section 12.12 (Intended Third Party Beneficiaries) is hereby added to Article XII to read as follows:

Section 12.12

Intended Third Party Beneficiaries.

Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee and the NIMS Insurer receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions.  The Servicer shall have the same obligations to the Trustee and the NIMS Insurer as if they were parties to this Agreement, and the Trustee and the NIMS Insurer shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement.  The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement.  Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification and the indemnification obligations) shall terminate upon termination of the Trust Fund pursuant to the Trust Agreement and all rights of the NIMS Insurer set forth in this Agreement (other then the right of indemnification) shall exist only so long as the NIM Securities remain outstanding or the NIMS Insurer is owed amounts in respect of its guaranty of payment of such NIM Securities.

68.

A new Section 12.13 (Reporting Requirements of the Commission) is hereby added to Article XII to read as follows:

Section 12.13

Reporting Requirements of the Commission.

Notwithstanding any other provision of this Agreement, the parties shall mutually agree to such modifications and enter into such amendments to this Agreement as may be necessary to comply with any rules promulgated by the Commission and any interpretations thereof by the staff of the Commission (collectively, “SEC Rules”), including the provision of such items of information regarding this Agreement and matters related to the Servicer, including as applicable (by way of example and not limitation), a description of any material litigation or governmental action or proceeding involving the Servicer or its affiliates (collectively, the “Servicer Information”), provided,  that such information shall be required to be provided by the Servicer only to the extent that such shall be determined reasonably by the parties to be necessary to comply with any SEC Rules.

[END OF TEXT THIS PAGE]

EXHIBIT B

Seller’s Warranties and Servicing Agreement

Lehman Brothers Bank, FSB,

Purchaser

and

Countrywide Home Loans Inc.,

Company

FLOW SELLER’S WARRANTIES AND SERVICING

AGREEMENT

Dated as of January 1, 2004

Conventional Residential Fixed Rate Mortgage Loans

Group No. 2004-1

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES;

BOOKS AND RECORDS; DELIVERY OF DOCUMENTS

Section 2.01

Conveyance of Mortgage Loans; Possession of Mortgage Files; Maintenance of Servicing Files.

12

Section 2.02

Books and Records; Transfers of Mortgage Loans.

13

Section 2.03

Delivery of Documents.

14

ARTICLE III

REPRESENTATIONS AND WARRANTIES;

REMEDIES AND BREACH

Section 3.01

Company Representations and Warranties.

15

Section 3.02

Representations and Warranties Regarding Individual Mortgage Loans.

17

Section 3.03

Remedies for Breach of Representations and Warranties.

28

Section 3.04

  Indemnification.

30

Section 3.05

Restrictions and Requirements Applicable in the Event

that a Mortgage Loan is Acquired by a REMIC.

31

Section 3.06

First Payment Default

32

Section 3.06

Review of Mortgage Loans

32

ARTICLE IV

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01

Company to Act as Servicer.

33

Section 4.02

Liquidation of Mortgage Loans.

35

Section 4.03

Collection of Mortgage Loan Payments.

36

Section 4.04

Establishment of and Deposits to Custodial Account.

37

Section 4.05

Permitted Withdrawals From Custodial Account.

38

Section 4.06

Establishment of and Deposits to Escrow Account.

39

Section 4.07

Permitted Withdrawals From Escrow Account.

40

Section 4.08

Payment of Taxes, Insurance and Other Charges.

41

Section 4.09

Protection of Accounts.

41

Section 4.10

Maintenance of Hazard Insurance.

42

Section 4.11

Maintenance of Mortgage Impairment Insurance.

43

Section 4.12

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

44

Section 4.13

Inspections.

44

Section 4.14

Restoration of Mortgaged Property.

44

Section 4.15

Maintenance of LPMI Policy; Claims.

45

Section 4.16

Title, Management and Disposition of REO Property.

46

Section 4.17

Real Estate Owned Reports.

47

Section 4.18

Liquidation Reports.

47

Section 4.19

Reports of Foreclosures and Abandonments of Mortgaged Property.

47

Section 4.20

Credit Reporting

47

Section 4.21

Superior Liens.

47

ARTICLE V

PAYMENTS TO PURCHASER

Section 5.01

Remittances.

48

Section 5.02

Statements to Purchaser.

49

Section 5.03

Monthly Advances by Company.

49

ARTICLE VI

GENERAL SERVICING PROCEDURES

Section 6.01

Transfers of Mortgaged Property.

50

Section 6.02

Satisfaction of Mortgages and Release of Mortgage Files.

50

Section 6.03

Servicing Compensation.

51

Section 6.04

Annual Statement as to Compliance.

51

Section 6.05

Annual Independent Public Accountants’ Servicing Report.

52

Section 6.06

Right to Examine Company Records.

52

Section 6.07

Appointment and Designation of Master Servicer.

52

ARTICLE VII

AGENCY TRANSFER; PASS-THROUGH TRANSFER

Section 7.01

Removal of Mortgage Loans from Inclusion Under this Agreement Upon an Agency Transfer, or a Pass-Through Transfer on One or More Reconstitution Dates.

52

Section 7.02

Purchaser’s Repurchase and Indemnification Obligations.

55

ARTICLE VIII

COMPANY TO COOPERATE

Section 8.01

Provision of Information.

55

Section 8.02

Financial Statements; Servicing Facility.

56

ARTICLE IX

THE COMPANY

Section 9.01

Indemnification; Third Party Claims.

56

Section 9.02

Merger or Consolidation of the Company.

57

Section 9.03

Limitation on Liability of Company and Others.

57

Section 9.04

Limitation on Resignation and Assignment by Company.

58

ARTICLE X

DEFAULT

Section 10.01

Events of Default.

58

Section 10.02

Waiver of Defaults.

60

ARTICLE XI

TERMINATION

Section 11.01

Termination.

60

Section 11.02

Termination Without Cause.

60

ARTICLE XII

MISCELLANEOUS PROVISIONS

Section 12.01

Successor to Company.

61

Section 12.02

Amendment.

62

Section 12.03

Governing Law.

62

Section 12.04

Duration of Agreement.

62

Section 12.05

Notices.

62

Section 12.06

Severability of Provisions.

63

Section 12.07

Relationship of Parties.

63

Section 12.08

Execution; Successors and Assigns.

63

Section 12.09

Recordation of Assignments of Mortgage.

63

Section 12.10

Assignment by Purchaser.

63

Section 12.11

No Personal Solicitation.

64

EXHIBITS

EXHIBIT A

MORTGAGE LOAN SCHEDULE

EXHIBIT B

CONTENTS OF EACH MORTGAGE FILE

EXHIBIT C

MORTGAGE LOAN DOCUMENTS

EXHIBIT D-1

FORM OF CUSTODIAL ACCOUNT
CERTIFICATION

EXHIBIT D-2

FORM OF CUSTODIAL ACCOUNT
LETTER AGREEMENT

EXHIBIT E-1

FORM OF ESCROW ACCOUNT CERTIFICATION

EXHIBIT E-2

FORM OF ESCROW ACCOUNT
LETTER AGREEMENT

EXHIBIT F

FORM OF MONTHLY REMITTANCE ADVICE

EXHIBIT G

FORM OF ASSIGNMENT AND ASSUMPTION

EXHIBIT H

UNDERWRITING GUIDELINES

EXHIBIT I

FORM OF ASSIGNMENT AND CONVEYANCE

This is a Flow Seller’s Warranties and Servicing Agreement for conventional fixed rate residential second lien mortgage loans, dated and effective as of January 1, 2004, and is executed between Lehman Brothers Bank, FSB, as purchaser (the “Purchaser”), and Countrywide Home Loans Inc., as seller and servicer (the “Company”).

W I T N E S S E T H:

WHEREAS, from time to time, the Purchaser has agreed to purchase from the Company and, from to time, the Company has agreed to sell to the Purchaser certain Mortgage Loans (excluding the right to service the Mortgage Loans which the Company expressly retains), which shall be delivered as a pool of whole loans;

WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a second lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule, which is annexed hereto as Exhibit A; and

WHEREAS, the Purchaser and the Company wish to prescribe the manner of purchase of the Mortgage Loans and the management, servicing and control of the Mortgage Loans.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Company agree as follows:

ARTICLE I

DEFINITIONS

Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Accepted Servicing Practices:  With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

Agency Transfer:  The sale or transfer by Purchaser of some or all of the Mortgage Loans to Fannie Mae under its Cash Purchase Program or its MBS Swap Program (Special Servicing Option) or to Freddie Mac under its Freddie Mac Cash Program or Gold PC Program, retaining the Company as “servicer thereunder”.

Agreement:  This Flow Seller’s Warranties and Servicing Agreement and all amendments hereof and supplements hereto.

ALTA:  The American Land Title Association or any successor thereto.

Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

Approved Flood Certification Provider:  Any provider acceptable to Fannie Mae and Freddie Mac.

Assignment and Conveyance: An Assignment and Conveyance in the form of Exhibit I hereto dated as of the related Closing Date, by and between the Company and the Purchaser.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

BIF:  The Bank Insurance Fund, or any successor thereto.

Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the State of New York or California are authorized or obligated by law or executive order to be closed.

Closing Date: The date or dates set forth on the related Assignment and Conveyance on which the Purchaser from time to time shall purchase and the Company from time to time shall sell, the Mortgage Loans listed on the related Mortgage Loan Schedule.

Combined Loan-to-Value Ratio or CLTV:  With respect to any Mortgage Loan, the sum of the original principal balance of such Mortgage Loan and the outstanding principal balance of any related first lien as of the date of origination of the Mortgage Loan, divided by the lower of (a) the Appraised Value of the Mortgaged Property and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

Code:  The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

Company:  Countrywide Home Loans Inc., or its successor in interest or assigns, or any successor to the Company under this Agreement appointed as herein provided.

Condemnation Proceeds:  All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Custodial Account:  The separate account or accounts created and maintained pursuant to Section 4.04.

Custodial Agreement: That certain Custodial Agreement, dated as of September 1, 1999 by and between the Purchaser and U.S. Bank Trust National Association, as amended.

Custodian:  The Custodian under the Custodial Agreement, or its successor in interest or assigns or any successor to the Custodian under the Custodial Agreement as provided therein.

Cut-off Date: With respect to each Mortgage Loan in a Mortgage Loan Package, the date set forth on the related Mortgage Loan Schedule.

Deleted Mortgage Loan:  A Mortgage Loan which is repurchased by the Company in accordance with the terms of this Agreement and which is, in the case of a substitution pursuant to Section 3.03, replaced or to be replaced with a Qualified Substitute Mortgage Loan.

Determination Date:  The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Remittance Date.

Disqualified Organization:  An organization defined as such in Section 860E(e) of the Code.

Due Date:  The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace. With respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the month of such Due Date.

Due Period:  With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending in the first day of the month of the Remittance Date.

Eligible Investments:  Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

(i)

direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; and

(ii)

federal funds, demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated “P-1” by Moody’s Investors Service, Inc. and the long-term debt obligations of such holding company) are rated “P-1” by Moody’s Investors Service, Inc. and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated at least “Aa” by Moody’s Investors Service, Inc.;

(iii)

investments and securities otherwise acceptable to Fannie Mae and Freddie Mac.

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

Errors and Omissions Insurance Policy:  An errors and omissions insurance policy to be maintained by the Company pursuant to Section 4.12.

Escrow Account:  The separate account or accounts created and maintained pursuant to Section 4.06.

Escrow Payments:  With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 10.01.

Fannie Mae:  The Federal National Mortgage Association, or any successor thereto.

Fannie Mae Guides:  The Fannie Mae Sellers’ Guide and the Fannie Mae Servicers’ Guide and all amendments or additions thereto.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

FICO Score: A statistical credit score obtained by mortgage lenders in connection with the loan application to help assess a borrower’s credit worthiness.

Fidelity Bond:  A fidelity bond to be maintained by the Company pursuant to Section 4.12.

First Remittance Date:  February 18, 2004.

Freddie Mac:  The Federal Home Loan Mortgage Corporation, or any successor thereto.

GEMICO:  General Electric Mortgage Insurance Corporation or any successor thereto.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

Liquidation Proceeds:  Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

Loan-to-Value Ratio or LTV:  With respect to any Mortgage Loan, the ratio of the Stated Principal Balance of the Mortgage Loan as of the related Cut-off Date (unless otherwise indicated) to the lesser of (a) the Appraised Value of the Mortgaged Property and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property, expressed as a percentage.

LPMI Loan:

A Mortgage Loan with a LPMI Policy.

LPMI Policy:

A policy of primary mortgage guaranty insurance issued by a Qualified Insurer pursuant to which the related premium is to be paid by the Company of the related Mortgage Loan from payments of interest made by the Mortgagor.

LPMI Fee: With respect to each LPMI Loan, the portion of the Mortgage Interest Rate as set forth on the Mortgage Loan Schedule (which shall be payable solely from the interest portion of Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds), which, during such period prior to the required cancellation of the LPMI Policy, shall be used to pay the premium due on the related LPMI Policy.

MERS:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS Mortgage Loan:  Any Mortgage Loan registered with MERS on the MERS System.

MERS System:  The system of recording transfers of mortgages electronically maintained by MERS.

MIN:  The Mortgage Identification Number for any MERS Mortgage Loan.

Monthly Advance:  The portion of Monthly Payment delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Company pursuant to Section 5.03 on the Business Day immediately preceding the Remittance Date of the related month.

Monthly Payment:  The scheduled monthly payment of principal and interest on a Mortgage Loan.

Mortgage:  The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

Mortgage File:  The items pertaining to a particular Mortgage Loan referred to in Exhibit B annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Impairment Insurance Policy:  A mortgage impairment or blanket hazard insurance policy as described in Section 4.11.

Mortgage Interest Rate:  The annual rate of interest borne on a Mortgage Note.

Mortgage Loan:  An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

Mortgage Loan Documents:  The documents listed in Exhibit B hereto.

Mortgage Loan Package:  A pool of Mortgage Loans sold to the Purchaser by the Company on a Closing Date.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the Mortgage Interest Rate minus (i) the Servicing Fee Rate and (ii) with respect to LPMI Loans, the LPMI Fee.

Mortgage Loan Schedule: With respect to each Mortgage Loan Package, a schedule of Mortgage Loans annexed to the Assignment and Conveyance, each such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Company’s Mortgage Loan identifying number; (2) the Mortgagor’s and Co-Mortgagor’s (if applicable) names; (3) the street address of the Mortgaged Property, including the city, state, zip code and county; (4) a code indicating whether the Mortgaged Property is a single family residence, a 2 family dwelling, a 3-4 family dwelling, a PUD, a townhouse or a unit in a condominium project,  (5) a code indicating the loan is a fixed rate or adjustable rate Mortgage Loan (to be provided in accordance with Standard and Poor’s loan type requirements-Field 14); (6) product description (to be provided in accordance with Standard and Poor’s description categories-Field 7); (7) a code indicating the lien status of the Mortgage Loan; (8) the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule; (9) the Loan to Value Ratio at origination; (10) the combined Loan to Value Ratio at origination; (11) the Mortgage Interest Rate as of the related Cut-off Date; (12) the date on which the first Monthly Payment is due; (13) the original term of the Mortgage Loan; (14) the stated maturity date; (15) the amount of the Monthly Payment; (16) the next Due Date as of the related Cut-off Date; (17) the original principal amount of the Mortgage Loan; (18) the closing date of the Mortgage Loan; (19) the principal balance and the schedule balance of the Mortgage Loan as of the close of business on the related Cut-off Date; after deduction of payments of principal actually received on or before the related Cut-off Date; (20) monthly payment histories on current mortgages (24 months if available); (21) prior foreclosure history (for the past 24 months); (22) prior bankruptcy history (for the past 24 months); (23) the Mortgage Loan purpose code; (24) the occupancy code;  (25) the Mortgage Loan documentation type, (to be provided in accordance with Standard and Poor’s documentation categories Field 5); (26) asset verification (purchase money loans only), (yes or no); (27) a code indicating the Credit Grade of the Mortgage Loan; (28) the debt to income ratio; (29) the Mortgagor’s and co-Mortgagor’s (if applicable) social security numbers; (30) the original FICO score for new credit scores; (31) the date of the FICO;  (32) the Mortgagor’s and co-Mortgagor’s (if applicable) FICO score; (33) the purchase price of the Mortgaged Property (if a purchase); (34) the appraisal date and the Appraised Value of the Mortgaged Property; (35) the Mortgagor’s and co-Mortgagor’s (if applicable) race; (36) the Mortgagor’s and co-Mortgagor’s (if applicable) gender; (37) the combined annual income;  (38) the application date; (39) number of units; (40) as of date; (41) amortization term; (42) balloon flag; (43) prepayment charge flag; (44) prepayment charge term and prepayment charge description (i.e. 6 months interest, set percentage of UPB); (45) payment history of current loan; (46) number of Mortgagors; (47) the monthly tax and insurance payment for impounded Mortgage Loans; (48) the monthly servicing fee;  (49) the MIN number assigned to each Mortgage Loan, if applicable; (50) Appraisal Type (to be provide pursuant to Standard and Poor’s requirements Field # 48); (51) AVM type (to be provided pursuant to Standard and Poor’s requirements Field # 49) (Only required if field (50) has a code 08 per Standard and Poor’s requirements; (52) self employed (Yes/No); and (53) Next Generation FICO Score (Yes/No). With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date:  (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  The real property securing repayment of the debt evidenced by a Mortgage Note.

Mortgagor:  The obligor on a Mortgage Note.

Officer’s Certificate:  A certificate signed by (a) an assistant Vice President or higher ranking officer and (b) by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Company, and delivered to the Purchaser as required by this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the Company, reasonably acceptable to the Purchaser, provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who (i) is in fact independent of the Company and any master servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Company or any master servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Company or any master servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

Pass-Through Transfer:  The sale or transfer of some or all of the Mortgage Loans to a trust to be formed as part of a publicly-issued and/or privately placed, rated or unrated, mortgage pass-through transaction, retaining the Company as “servicer” (with or without a master servicer) thereunder.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

PMI:  PMI Mortgage Insurance Co., or any successor thereto.

Prepayment Interest Shortfall Amount:  With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan’s Due Date in such Due Period, the amount of interest (net the related Servicing Fee) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

Prime Rate:  The prime rate announced to be in effect from time to time, as published as the average rate in the “Money Rates” section of The Wall Street Journal.

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Prepayment Period:  The month preceding the month in which the related Remittance Date occurs.

Purchase Price and Terms Letter:  With respect to each purchase of a Mortgage Loan Package hereunder, that certain letter agreement setting forth the general terms and conditions of such transaction consummated herein and identifying the Mortgage Loans to be purchased hereunder, by and between the Company and the Purchaser.

Purchaser:  Lehman Brothers Bank, FSB or its successor in interest or any successor to the Purchaser under this Agreement as herein provided.

Qualified Depository:  A depository the accounts of which are insured by the FDIC through the BIF or the SAIF and the debt obligations of which are rated AA or better by Standard & Poor’s Corporation.

Qualified Insurer:  A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

Qualified Substitute Mortgage Loan:  A mortgage loan eligible to be substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Loan Remittance Rate not less than and not more than 2% greater than the Mortgage Loan Remittance Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) have a Gross Margin not less than that of the Deleted Mortgage Loan; (v) have a Lifetime Rate Cap not less than that of the Deleted Mortgage Loan; (vi) have a Periodic Rate Cap not less than that of the Deleted Mortgage Loan; (vii) comply with each representation and warranty set forth in Sections 3.01 and 3.02; and (viii) be a REMIC Eligible Mortgage Loan.

Rating Agency:  Any of Fitch, Moody’s or Standard & Poor’s or their respective successors designed by the Purchaser.

Reconstitution: A Pass-Through Transfer, a Whole Loan Transfer or an Agency Transfer.

Reconstitution Agreements:  The agreement or agreements entered into by the Purchaser, the Company, Fannie Mae or Freddie Mac or certain third parties on the Reconstitution Date(s) with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Pass-Through Transfer or an Agency Transfer as set forth in Section 7.01, including, but not limited to, (i) a Fannie Mae Mortgage Selling and Servicing Contract, a Pool Purchase Contract, and any and all servicing agreements and tri-party agreements reasonably required by Fannie Mae with respect to a Fannie Mae Transfer, (ii) a Purchase Contract and all purchase documents associated therewith as set forth in the Freddie Mac Sellers’ & Servicers’ Guide, and any and all servicing agreements and tri-party agreements reasonably required by Freddie Mac with respect to a Freddie Mac Transfer, and (iii) a Pooling and Servicing Agreement and/or a subservicing/master servicing agreement and related custodial/trust agreement and related documents with respect to a Pass-Through Transfer. Such agreement or agreements shall prescribe the rights and obligations of the Company in servicing the related Mortgage Loans and shall provide for servicing compensation to the Company (calculated on a weighted average basis for all the related Mortgage Loans as of the Reconstitution Date), net of any guarantee fees due Fannie Mae or Freddie Mac, if applicable, at least equal to the Servicing Fee due the Company in accordance with this Agreement or the servicing fee required pursuant to the Reconstitution Agreement. The form of relevant Reconstitution Agreement to be entered into by the Purchaser and/or master servicer or trustee and the Company with respect to Pass-Through Transfers shall be reasonably satisfactory in form and substance to the Purchaser and the Company (giving due regard to any rating or master servicing requirements) and the representations and warranties and servicing provisions contained therein shall be substantially similar to those contained in this Agreement as of the related Closing Date, unless otherwise mutually agreed by the parties.

Reconstitution Date:  The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of an Agency Transfer or a Pass-Through Transfer pursuant to Section 7.01 hereof. On such date or dates, the Mortgage Loans transferred shall cease to be covered by this Agreement and the Company’s servicing responsibilities shall cease under this Agreement (but not its obligations as Company and originator for representations made as of the related Closing Date hereunder or its servicing obligations prior to the Reconstitution Date) with respect to the related transferred Mortgage Loans.

Record Date:  The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC Documents:  The document or documents creating and governing the administration of a REMIC.

REMIC Eligible Mortgage Loan:  A Mortgage Loan held by a REMIC which satisfies and/or complies with all applicable REMIC Provisions.

REMIC Provisions:  Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 86OG of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

Remittance Date:  The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month, beginning with the First Remittance Date.

REO Disposition:  The final sale by the Company of any REO Property.

REO Disposition Proceeds:  All amounts received with respect to an REO Disposition pursuant to Section 4.16.

REO Property:  A Mortgaged Property acquired by the Company on behalf of the Purchasers through foreclosure or by deed in lieu of foreclosure, as described in Section 4.16.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the Stated Principal Balance of the Mortgage Loan plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the date on which interest has last been paid and distributed to the Purchaser to the date of repurchase, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase plus (iii) any costs and damages incurred by the Purchaser or trust with respect to any securitization of the Mortgage Loan in connection with any violation by such Mortgage Loan of any predatory- or abusive-lending law plus (iv) all reasonable costs and expenses incurred by the Purchaser in the enforcement of the Company’s repurchase obligation hereunder.

SAIF:  The Savings Association Insurance Fund, or any successor thereto.

Securities Act of 1933 or the 1933 Act:  The Securities Act of 1933, as amended.

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses other than Monthly Advances (including reasonable attorneys’ fees and disbursements) incurred in the performance by the Company of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any REO Property, (d) in connection with the liquidation of a Mortgage Loan, any expenditures relating to the purchase or maintenance of any Superior Lien pursuant to Section 4.21 hereof,  and (e) compliance with the obligations under Section 4.08.

Servicing Fee:  With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Company, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of such Monthly Payment collected by the Company, or as otherwise provided under Section 4.05.

Servicing Fee Rate:  With respect to each Mortgage Loan and each Mortgage Loan Package, the Servicing Fee Rate set forth in the related Assignment and Conveyance.

Servicing File:  With respect to each Mortgage Loan, the file retained by the Company consisting of originals of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents listed in Exhibit B the originals of which are delivered to the Custodian pursuant to Section 2.01.

Servicing Officer:  Any officer of the Company involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Company to the Purchaser upon request, as such list may from time to time be amended.

Stated Principal Balance:  As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

Subservicer:  Any Subservicer which is subservicing the Mortgage Loans pursuant to a Subservicing Agreement. Any subservicer shall meet the qualifications set forth in Section 4.01.

Subservicing Agreement:  An agreement between the Company and a Subservicer for the servicing of the Mortgage Loans.

Superior Lien:  With respect to any Mortgage Loan, any other mortgage loan relating to the corresponding Mortgaged Property which creates a lien on the Mortgaged Property which is senior to the Mortgage Loan.

Tax Returns:  The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the certificate holders under a REMIC or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

Underwriting Guidelines:  The underwriting guidelines of the Company attached hereto as  Exhibit G.

Whole Loan Transfer:  The sale or transfer of some or all of the Mortgage Loans to a third party purchaser in a whole loan transaction pursuant to a seller’s warranties and servicing agreement or a participation and servicing agreement, retaining the Company as “servicer” thereunder.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES;

BOOKS AND RECORDS; DELIVERY OF DOCUMENTS

Section 2.01

Conveyance of Mortgage Loans; Possession of Mortgage Files; Maintenance of Servicing Files.

The Company, on the related Closing Date, does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms of this Agreement, all the right, title and interest of the Company in and to the Mortgage Loans in the related Mortgage Loan Package, and Mortgage Files and all rights and obligations arising under the documents contained therein for each Mortgage Loan in the related Mortgage Loan Package.  Pursuant to Section 2.03, the Company shall deliver the Mortgage Loan Documents for each Mortgage Loan to the Custodian prior to the related Closing Date.

The contents of each Mortgage File not delivered to the Custodian are and shall be held in trust by the Company for the benefit of the Purchaser as the owner thereof. The Company shall maintain a Servicing File consisting of a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Custodian. The possession of each Servicing File by the Company is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Company is in a custodial capacity only. Upon the sale of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Purchaser, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall vest immediately in the Purchaser and shall be retained and maintained by the Company, in trust, at the will of the Purchaser and only in such custodial capacity. Each Servicing File shall be segregated from the other books and records of the Company and shall be marked appropriately to reflect clearly the sale of the related Mortgage Loan to the Purchaser. The Company shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Company’s servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan pursuant to Section 3.03, 3.06, or 6.02.

Section 2.02

Books and Records; Transfers of Mortgage Loans.

From and after the sale of the Mortgage Loans to the Purchaser all rights arising out of the Mortgage Loans including but not limited to all funds received on or in connection with the Mortgage Loans, shall be received and held by the Company in trust for the benefit of the Purchaser as owner of the Mortgage Loans, and the Company shall retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

The sale of each Mortgage Loan shall be reflected on the Company’s balance sheet and other financial statements as a sale of assets by the Company. The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Company shall maintain in its possession, available for inspection by the Purchaser, or its designee and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Company may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Company complies with the requirements of the Fannie Mae Selling and Servicing Guide, as amended from time to time.

The Company shall maintain with respect to each Mortgage Loan and shall make available for inspection by any Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

The Company shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Company shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Company shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans, provided, however, that (i) the transferee will not be deemed to be a Purchaser hereunder binding upon the Company unless (a) such transferee shall agree in writing to be bound by the terms of this Agreement and an original counterpart of the instrument of transfer and an assignment and assumption of this Agreement in the form of Exhibit G hereto executed by the transferee shall have been delivered to the Company, or (b) the transferee is an affiliate of the Purchaser, a depositor, a trustee or any other appropriate party in a Pass-through Transfer and (ii) in no event shall there be more than five Persons at any given time having the status of “Purchaser” hereunder. The Purchaser also shall advise the Company of the transfer. Upon receipt of notice of the transfer, the Company shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

Section 2.03

 Delivery of Documents.

On or before the date which is agreed upon by the Purchaser and the Company in the Purchase Price and Terms Letter, the Company shall deliver and release to the Custodian those Mortgage Loan Documents as required by this Agreement with respect to each Mortgage Loan in the related Mortgage Loan Package.

On or prior to the related Closing Date, the Custodian shall certify its receipt of all such Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement, as evidenced by the Initial Certification of the Custodian in the form annexed to the Custodial Agreement. The Company shall be responsible for maintaining the Custodial Agreement for the benefit of the Purchaser. Purchaser shall pay all fees and expenses of the Custodian.

The Company shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within one week of their execution, provided, however, that the Company shall provide the Custodian with a certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 270 days of its submission for recordation.

In the event an Officer’s Certificate of the Company is delivered to the Custodian because of a delay caused by the public recording office in returning any recorded document, the Company shall deliver to the Custodian, within 270 days of the related Closing Date, an Officer’s Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

The Company shall deliver the Mortgage Loan Schedule with respect to the related Mortgage Loan Package to the Purchaser on a best efforts basis, within 3 Business Days prior to the related Closing Date but in no event later than the date 2 Business Days prior to the related Closing Date.

ARTICLE III

REPRESENTATIONS AND WARRANTIES;

REMEDIES AND BREACH

Section 3.01

Company Representations and Warranties.

The Company represents and warrants to the Purchaser that as of each Closing Date:

(a)

Due Organization and Authority.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Company has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Company; and all requisite corporate action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms;

(b)

Ordinary Course of Business.  The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

(c)

No Conflicts.  Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Company’s charter or by-laws or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

(d)

Ability to Service.  The Company is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Company is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Company unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

(e)

Reasonable Servicing Fee.  The Company acknowledges and agrees that the Servicing Fee, as calculated at the Servicing Fee Rate, represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Company, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement.

(f)

Ability to Perform.  The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Company is solvent and the sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Company’s creditors;

(g)

No Litigation Pending.  There is no action, suit, proceeding or investigation pending or to the best of the Company’s knowledge threatened against the Company which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, prospects, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Company contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

(h)

No Consent Required.  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the related Closing Date;

(i)

Selection Process.  The Mortgage Loans were selected from among the fixed rate one- to four-family mortgage loans in the Company’s portfolio at the related Closing Date as to which the representations and warranties set forth in Section 3.02 could be made and such selection was not made in a manner so as to affect adversely the interests of the Purchaser;

(j)

Pool Characteristics. The Mortgage Loans in the related Mortgage Loan Package have the characteristics as set forth on Exhibit 2 to the related Assignment and Conveyance.

(k)

No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

(l)

Sale Treatment.  The Company has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes;

(m)

Financial Statements. There has been no change in the business, operations, financial condition, properties or assets of the Company since the date of the Company’s most recent financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement;

(n)

No Brokers’ Fees.  The Company has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

(o)

Origination.  The Company’s decision to originate any mortgage loan or to deny any mortgage loan application is an independent decision based upon Company’s Underwriting Guidelines, and is in no way made as a result of  Purchaser’s decision to purchase, or not to purchase, or the price Purchaser may offer to pay for, any such mortgage loan, if originated; and

(p)

MERS.  The Company is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS;

Section 3.02

Representations and Warranties Regarding Individual Mortgage Loans.

With respect to each Mortgage Loan, or the Mortgage Loans in a Mortgage Loan Package the aggregate, as applicable, the Company hereby represents and warrants to the Purchaser that as of the related Closing Date on which such Mortgage Loan is sold:

(a)

Mortgage Loans as Described.  The information set forth in each Mortgage Loan Schedule is complete, true and correct;

(b)

Payments Current.  All payments required to be made up to the related Closing Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment required under the Mortgage Loan has been 30 days or more delinquent at any time in the twelve months prior to the related Closing Date;

(c)

No Outstanding Charges.  There are no defaults in complying with the terms of the Mortgages, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Company has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

(d)

Original Terms Unmodified.  The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Purchaser and which has been delivered to the Custodian. The substance of any such waiver, alteration or modification has been approved by the issuer of any related LPMI Policy and the title insurer, to the extent required by the policy, and its terms are reflected on the related Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related LPMI Policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage Loan File delivered to the Custodian and the terms of which are reflected in the related Mortgage Loan Schedule;

(e)

No Defenses.  The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor (a) was a debtor in any state or federal bankruptcy or insolvency proceeding or (b) had a foreclosure proceeding commenced again him, in each case, at the time the Mortgage Loan was originated or in the twelve months preceding the related origination date.  No Mortgage Loan has been previously rejected by any third party purchaser in any other transaction; however, the Mortgage Loan may have been previously rejected for credit or collateral reasons by a third party due to missing documentation which has since been located.

(f)

Hazard Insurance.  Pursuant to the terms of the Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 4.10. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of Section 4.10. All individual insurance policies contain a standard mortgagee clause naming the Company and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a “master” or “blanket” hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Company has not engaged in, and has no knowledge of the Mortgagor’s or any Subservicer’s having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either, including without limitation, no unlawful fee, unlawful commission, unlawful kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Company;

(g)

Compliance with Applicable Laws. Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to all applicable predatory and abusive lending laws and any and all requirements of any federal, state or local law (including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure laws, all applicable predatory and abusive lending laws or unfair and deceptive practices laws) applicable to the Mortgage Loan have been complied with, and the Company shall maintain in its possession, available for the Purchaser’s inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements.

(h)

No Satisfaction of Mortgage.  The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Company has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default, nor has the Company waived any default resulting from any action or inaction by the Mortgagor;

(i)

Location and Type of Mortgaged Property.  The Mortgaged Property is a fee simple property located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, two-to-four family dwelling, an individual condominium unit in a low-rise condominium project, or an individual unit in a planned unit development, provided, however, that any condominium project or planned unit development shall conform with the Company’s Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home, a manufactured dwelling, a modular home or rural property. No portion of the Mortgaged Property is used for commercial purposes;

(j)

Valid Second Lien. The Mortgage is a valid, subsisting enforceable and perfected second lien and second priority security interest on the Mortgaged Property, including all buildings and improvements on the Mortgaged Property, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

(1) the lien of current real property taxes and assessments not yet due and payable;

(2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or to otherwise considered in the appraisal made for the originator of the Mortgage Loan or (ii) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

(3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

(4) a prior mortgage lien on the Mortgaged Property.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable second lien and second priority security interest on the property described therein and the Company has full right to sell and assign the same to the Purchaser.  The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

(k)

Validity of Mortgage Documents.  The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage and any other related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage and any other related agreement, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The documents, instruments and agreements submitted for loan underwriting were not falsified by the Company or, to the best of Company’s knowledge, by any other party and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. No fraud was committed by the Company, or to the Company's knowledge by any other person including the Mortgagor, in connection with the origination or servicing of the Mortgage Loan.  The Company has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein;

(l)

Full Disbursement of Proceeds.  The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

(m)

Ownership.  The Company is the sole owner of record and holder of the Mortgage Loan. The Mortgage Loan is not assigned or pledged, and the Company has good and marketable title thereto, and has full right to transfer and sell the Mortgage Loan therein to the Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

(n)

Doing Business.  All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) organized under the laws of such state, or (3) qualified to do business in such state, or (4) federal savings and loan associations or national banks having principal offices in such state, or (5) not doing business in such state;

(o)

Title Insurance.  The Mortgage Loan is covered by either (i) an attorney’s opinion of title and abstract of title the form and substance of which is acceptable to mortgage lending institutions making mortgage loans in the area where the Mortgaged Property is located or (ii) an ALTA lender’s title insurance policy or other generally acceptable form of policy of insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Company, its successors and assigns, as to the second priority lien of the Mortgage in the original principal amount of the Mortgage Loan (or to the extent that a Mortgage Note provides for negative amortization, the maximum amount of negative amortization in accordance with the Mortgage), subject only to the exceptions contained in clauses (1), (2) and (3) and (4) of paragraph (j) of this Section 3.02. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender’s title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Company is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender’s title insurance policy, and no prior holder of the Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Company;

(p)

No Defaults.  There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Company nor its predecessors have waived any default, breach, violation or event of acceleration. With respect to each Mortgage Loan, (i) the prior mortgage is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such prior mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and either (A) the prior mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the prior mortgage;

(q)

No Mechanics’ Liens.  There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(r)

Location of Improvements; No Encroachments.  All improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

(s)

Origination: Payment Terms.  At the time the Mortgage Loan was originated, the originator was a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act or a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a Federal or State authority or a Fannie Mae or Freddie Mac approved mortgagee.  The Mortgage Interest Rate is the fixed rate set forth on the related Mortgage Note.  Except with respect to Mortgage Loans which are identified on the Mortgage Loan Schedule as balloon payment mortgage loans, the Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization;

(t)

Customary Provisions.  The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee’s sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage;

(u)

Conformance with Underwriting Guidelines.  The Mortgage Loan was underwritten in accordance with the Company’s Underwriting Guidelines in effect at the time the Mortgage Loan was originated.;

(v)

Occupancy of the Mortgaged Property.  As of the related Closing Date the Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. The Mortgagor represented at the time of origination of the Mortgage Loan that the Mortgagor would occupy the Mortgaged Property as the Mortgagor’s primary residence;

(w)

No Additional Collateral.  The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above;

(x)

Deeds of Trust.  In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchasers to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;

(y)

Acceptable Investment.  The Company has no knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that can reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

(z)

Delivery of Mortgage Documents.  The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered for the Mortgage Loan by the Company under this Agreement as set forth in Exhibit C attached hereto have been delivered to the Custodian. The Company is in possession of a complete, true and accurate Mortgage File in compliance with Exhibit B, except for such documents the originals of which have been delivered to the Custodian;

(aa)

Condominiums/Planned Unit Developments.  If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimus planned unit development) such condominium or planned unit development project meets Company’s Underwriting Guidelines with respect to such condominium or planned unit development;

(bb)

Transfer of Mortgage Loans.  The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(cc)

Due on Sale.  The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagor thereunder;

(dd)

No Buydown Provisions; No Graduated Payments or Contingent Interests.  The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Company, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions currently in effect which may constitute a “buydown” provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

(ee)

Consolidation of Future Advances.  Any future advances made prior to the related Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having second lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

(ff)

Mortgaged Property Undamaged.  There is no proceeding pending or, to the best of the Company’s knowledge, threatened for the total or partial condemnation of the Mortgaged Property. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended; and

(gg)

Collection Practices; Escrow Deposits.  The origination and collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices, and have been in all respects in compliance with all applicable laws and regulations. With respect to escrow deposits and Escrow Payments (other than with respect to Mortgage Loans for which the mortgagee under the prior mortgage lien is collecting Escrow Payments), all such payments are in the possession of the Company and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item which remains unpaid and which has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Company have been capitalized under the Mortgage or the Mortgage Note.  With respect to escrow deposits and Escrow Payments, any interest required to be paid pursuant to state and local law has been properly paid and credited;

(hh)

Appraisal.  The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the Company, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Fannie Mae, Freddie Mac or Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

(ii)

Servicemembers Civil Relief Act.  The Mortgagor has not notified the Company, and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act of 2003;

(jj)

Environmental Matters.  The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. To the best of the Company’s knowledge, there is no pending action or proceeding directly involving any Mortgaged Property of which the Company is aware in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Company’s knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation consisting a prerequisite to use and enjoyment of said property;

(kk)

No Construction Loans.  No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property;

(ll)

Insurance. The Company has caused or will cause to be performed any and all acts required to preserve the rights and remedies of the Purchaser in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of the Purchaser;  No action, inaction, or event has occurred and no state of fact exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable pool insurance policy, special hazard insurance policy, LPMI Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Company or any designee of the Company or any corporation in which the Company or any officer, director, or employee had a financial interest at the time of placement of such insurance;

(mm)

Regarding the Mortgagor.  The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a “living trust” and such “living trust” is in compliance with Fannie Mae guidelines for such trusts.

(nn)

Predatory Lending Regulations; High Cost Loans. None of the Mortgage Loans are classified as (a) “high cost” loans under the Home Ownership and Equity Protection Act of 1994 or (b) “high cost,” “threshold,” “predatory” or “covered” loans or “High Cost Home Loans” under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).  Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae’s Selling Guide;

(oo)

Georgia Loans. No Mortgage Loan is a “High Cost Home Loan” as defined in the Georgia Fair Lending Act, as amended (the “Georgia Act”).  No Mortgage Loan subject to the Georgia Act and secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003;

(pp)

Simple Interest Mortgage Loans.  None of the Mortgage Loans are simple interest Mortgage Loans.

(qq)

Single Premium Credit Life Insurance.  No Mortgagor was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit.  No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies as part of the origination of, or as a condition to closing, such Mortgage Loan;

(rr)

Tax Service Contract The Company has obtained a life of loan, transferable real estate Tax Service Contract on each Mortgage Loan and such contract is assignable without penalty, premium or cost to the Purchaser;

(ss)

Flood Certification Contract. The Company has obtained a life of loan, transferable flood certification contract with a Approved Flood Certification Provider for each Mortgage Loan and such contract is assignable without penalty, premium or cost to the Purchaser;

(tt)

FICO Scores. Except as set forth in the Underwriting Guidelines, each Mortgage Loan has a non-zero FICO score;

(uu)

Prepayment Fee. With respect to each Mortgage Loan that has a prepayment fee feature, each such prepayment fee is enforceable and will be enforced by the Company, and each prepayment penalty in permitted pursuant to federal, state and local law. No Mortgage Loan will impose a prepayment penalty for a term in excess of five years from the date such Mortgage Loan was originated.  Except as otherwise set forth in the related Mortgage Loan Schedule, with respect to each Mortgage Loan that contains a prepayment fee, such prepayment fee is at least equal to the lesser of (A) the maximum amount permitted under applicable law and (B) six months interest at the related Mortgage Interest Rate on the amount prepaid in excess of 20% of the original principal balance of such Mortgage Loan.  With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to the loan’s origination, the Mortgagor agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the loan’s origination, the Mortgagor was offered the option of obtaining a mortgage loan that did not require payment of such a premium, (iii) the prepayment premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law, and (iv) notwithstanding any state or federal law to the contrary, prior to the related Closing Date, the Company or any servicer of the Mortgage Loan shall not have imposed such prepayment premium in any instance when the mortgage debt is accelerated as the result of the Mortgagor’s default in making the loan payments;

(vv)

Recordation.  Each original Mortgage was recorded and, except for those Mortgage Loans subject to the MERS identification system, all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Company, or is in the process of being recorded.

(ww)

Compliance with Anti-Money Laundering Laws.   The Company has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the “Anti-Money Laundering Laws”); the Company has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws.

(xx)

Credit Reporting. For each Mortgage Loan, the Company or its designee has accurately and fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to each of the following credit repositories:  Equifax Credit Information Services, Inc., Trans Union, LLC and Experian Information Solution, Inc., on a monthly basis.  Prior to the Closing Date, the  Company shall have transmitted full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19, and, for each Mortgage Loan, prior to the related Closing Date, the Company shall have reported one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off.

(yy)

Consent.  Either (a) no consent for the Mortgage Loan is required by the holder of the related first lien or (b) such consent has been obtained and is contained in the Mortgage File.

(zz)

Origination: No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Company or, to the best of Company’s knowledge, any person including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or, in the application of any insurance in relation to such Mortgage Loan; no predatory or deceptive lending practices, including, without limitation, the extension of credit without regard to the ability of the borrower to repay and the extension of credit which has no apparent benefit to the borrower, were employed in the origination of the Mortgage Loan.

(aaa)

Qualified Mortgage.  The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code;

(bbb)

Underwriting Methodology.  The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the Mortgagor’s income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the Mortgagor’s equity in the collateral as the principal determining factor in approving such credit extension.  Such underwriting methodology confirmed that at the time of origination (application/approval) the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan

(ccc)

Higher Cost Products.  No Mortgagor was encouraged or required to select a Mortgage Loan product offered by the Company or, to the best of Company’s knowledge, a third party originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan’s origination, such Mortgagor did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the Mortgage Loan’s originator or any affiliate of the Mortgage Loan’s originator.  If, at the time of loan application, the Mortgagor may have qualified for a lower cost credit product then offered by any mortgage lending affiliate of the Company or, to the best of Company’s knowledge, a third party originator, the Mortgage Loan’s originator referred the Mortgagor’s application to such affiliate for underwriting consideration;

(ddd)

Texas Home Equity Loans.  With respect to any Mortgage Loan which is a Texas Home Equity Loan, any and all requirements of Section 50, Article XVI of the Texas Constitution applicable to Texas Home Equity Loans which were in effect at the time of the origination of the Mortgage Loan have been complied with.  Specifically, without limiting the generality of the foregoing, any fees paid in connection with such Mortgage Loan in order for the Mortgagor to receive a reduced interest rate are not required to be included in the calculation of the aggregate fees pursuant to Section 50(a)(6)(E) of the Texas Constitution.

(eee)

Mortgagor Disclosure and Acknowledgment. All points, fees and charges (including finance charges), whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan has been disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation.  The Company shall maintain such statement in the Mortgage File.

Section 3.03

Remedies for Breach of Representations and Warranties.

It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and the delivery of the Mortgage Loan Documents to the Custodian and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either the Company or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser, or which materially and adversely affects the interests of Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (in the case of any of the foregoing, a “Breach”), the party discovering such Breach shall give prompt written notice to the other.

With respect to those representations and warranties which are made to the best of the Company’s knowledge, if it is discovered by the Company or the Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest of the Purchaser (or which materially and adversely affects the value of a Mortgage Loan or the interests of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), notwithstanding the Company’s lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

Within 60 days of the earlier of either discovery by or notice to the Company of any Breach of a representation or warranty, the Company shall use its best efforts promptly to cure such Breach in all material respects and, if such Breach cannot be cured, the Company shall, at the Purchaser’s option and subject to Section 3.05, repurchase such Mortgage Loan at the Repurchase Price. In the event that a Breach shall involve any representation or warranty set forth in Section 3.01, and such Breach cannot be cured within 60 days of the earlier of either discovery by or notice to the Company of such Breach, all of the Mortgage Loans shall, at the Purchaser’s option and subject to Section 3.05, be repurchased by the Company at the Repurchase Price. However, if the Breach shall involve a representation or warranty set forth in Section 3.02 and the Company discovers or receives notice of any such Breach within 120 days of the related Closing Date, the Company shall, at the Purchaser’s option and provided that the Company has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a “Deleted Mortgage Loan”) and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than 120 days after the related Closing Date. If the Company has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 3.03 shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution.

At the time of repurchase or substitution, the Purchaser and the Company shall arrange for the reassignment of the Deleted Mortgage Loan to the Company and the delivery to the Company of any documents held by the Custodian relating to the Deleted Mortgage Loan. In the event of a repurchase or substitution, the Company shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase or substitution has taken place, amend the related Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and, in the case of substitution, identify a Qualified Substitute Mortgage Loan and amend the related Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement. In connection with any such substitution, the Company shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. The Company shall effect such substitution by delivering to the Custodian for such Qualified Substitute Mortgage Loan the documents required by Section 2.03, with the Mortgage Note endorsed as required by Section 2.03. No substitution will be made in any calendar month after the Determination Date for such month. The Company shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by the Company. For the month of substitution, distributions to Purchaser shall include the Monthly Payment due on any Deleted Mortgage Loan in the month of substitution, and the Company shall thereafter be entitled to retain all amounts subsequently received by the Company in respect of such Deleted Mortgage Loan.

For any month in which the Company substitutes a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan, the Company shall determine the amount (if any) by which the aggregate principal balance of all Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be distributed by the Company in the month of substitution pursuant to Section 5.01. Accordingly, on the date of such substitution, the Company shall deposit from its own funds into the Custodial Account an amount equal to the amount of such shortfall.

Any cause of action against the Company relating to or arising out of the Breach of any representations and warranties made in Sections 3.01 and 3.02 shall accrue as to any Mortgage Loan upon (i) discovery of such Breach by the Purchaser or notice thereof by the Company to the Purchaser, (ii) failure by the Company to cure such Breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Company by the Purchaser for compliance with this Agreement.

With respect to any Mortgage Loan, if the related Mortgagor is 30 or more days delinquent with respect to the Mortgage Loan’s first Monthly Payment due to the Purchaser after the related Closing Date, the Company shall, upon receipt of notice from the Purchaser, promptly repurchase such Mortgage Loan from the Purchaser in accordance with this Section 3.03; provided, that no right to cure set forth therein shall apply.

Section 3.04

Indemnification.

The Company agrees to indemnify the Purchaser and hold it harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related any assertion based on, grounded upon resulting from a Breach of any of the Company’s representations and warranties contained herein. In addition to the obligations of the Company set forth in this Section 3.04, the Purchaser may pursue any and all remedies otherwise available at law or in equity, including, but not limited to, the right to seek damages.  The provisions of this Section 3.04 shall survive termination of this Agreement.

It is understood and agreed that the obligations of the Company set forth in Sections 3.03 and 3.04 to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Purchaser constitute the sole remedies of the Purchaser respecting a Breach of the foregoing representations and warranties.

Section 3.05

Restrictions and Requirements Applicable in the Event

that a Mortgage Loan is Acquired by a REMIC.

In the event that any Mortgage Loan is held by a REMIC, notwithstanding any contrary provision of this Agreement, the following provisions shall be applicable to such Mortgage Loan:

(A)

Repurchase of Mortgage Loans.

With respect to any Mortgage Loan that is not in default or as to which no default is imminent, no repurchase or substitution pursuant to Subsection 3.03 ,3.06 or 7.02 shall be made, unless, if so required by the applicable REMIC Documents the Company has obtained an Opinion of Counsel to the effect that such repurchase will not (i) result in the imposition of taxes on “prohibited transactions” of such REMIC (as defined in Section 860F of the Code) or otherwise subject the REMIC to tax, or (ii) cause the REMIC to fail to qualify as a REMIC at any time.

(B)

General Servicing Obligations.

The Company shall sell any REO Property within two years after its acquisition by the REMIC unless (i) the Company applies for an extension of such two-year period from the Internal Revenue Service pursuant to the REMIC Provisions and Code Section 856(e)(3), in which event such REO Property shall be sold within the applicable extension period, or (ii) the Company obtains for the Purchaser an Opinion of Counsel, addressed to the Purchaser and the Company, to the effect that the holding by the REMIC of such REO Property subsequent to such two year period will not result in the imposition of taxes on “prohibited transactions” as defined in Section 860F of the Code or cause the REMIC to fail to qualify as a REMIC under the REMIC Provisions or comparable provisions of relevant state laws at any time. The Company shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) or result in the receipt by the REMIC of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code or any “net income from foreclosure property” which is subject to taxation under Section 860G(a)(1) of the Code. Pursuant to its efforts to sell such REO Property, the Company shall either itself or through an agent selected by the Company protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Purchaser, rent the same, or any part thereof, as the Company deems to be in the best interest of the Company and the Purchaser for the period prior to the sale of such REO Property; provided, however, that any rent received or accrued with respect to such REO Property qualifies as “rents from real property” as defined in Section 856(d) of the Code.

(C)

Additional Covenants.

In addition to the provision set forth in this Section 3.05, if a REMIC election is made with respect to the arrangement under which any of the Mortgage Loans or REO Properties are held, then, with respect to such Mortgage Loans and/or REO Properties, and notwithstanding the terms of this Agreement, the Company shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contributions” to a REMIC set forth in Section 860G(d) of the Code) unless the Company has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

If a REMIC election is made with respect to the arrangement under which any Mortgage Loans or REO Properties are held, the Company shall amend this Agreement such that it will meet all Rating Agency requirements.

Section 3.06

First Payment Default

With respect to any Mortgage Loan, if the related Mortgagor fails to make the first Monthly Payment due to the Purchaser after the related Closing Date within 30 days of the related Due Date, the Company shall, upon receipt of notice from the Purchaser, promptly repurchase such Mortgage Loan (a “First Payment Default Mortgage Loan”) from the Purchaser in accordance with Section 3.03 hereof. This provision assumes that all months are 30 day months. For example, a Mortgage Loan whose first monthly payment due the Purchaser is February 1, 2004 but such monthly payment is not received until after February 29, 2004, such Mortgage Loan is a First Payment Default Mortgage Loan and a Mortgage Loan whose first Monthly Payment due the Purchaser is March 1, 2004, such Mortgage Loan becomes a First Payment Default Mortgage Loan when the monthly payment is received after March 31, 2004.

With respect to the foregoing, in order to track potential First Payment Default Mortgage Loans, the Company agrees to provide Purchaser or its designee with accurate servicing information in a timely manner, including a list of the First Payment Default Mortgage Loans.

Section 3.07

Review of Mortgage Loans.

From the related Closing Date until the date 15 days after the related Closing Date, the Purchaser shall have the right to review the Mortgage Files and obtain BPOs and other property evaluations on the Mortgaged Properties relating to the Mortgage Loans purchased on the related Closing Date, with the results of such BPO or property evaluation reviews to be communicated to the Company for a period up to 15 days after the related Closing Date.  The Purchase reserves the right to review 100% of the Mortgage Loan Files and or obtain BPO or property evaluation reviews with respect to 100% of the Mortgaged Properties.  The Purchaser shall initial conduct a review of a sampling of Mortgage Loans which initial review shall include a review of 100% of the Mortgage Loan Files with respect to Mortgage Loans secured by Mortgaged Properties located in Georgia, New York, Kentucky, Arkansas, Maine, Nevada, New Jersey and shall obtain BPO or property evaluation reviews with respect to 100% of the Mortgage Loan secured by Mortgaged Properties located in the states of Georgia, New York, Kentucky, Arkansas, Maine, Nevada, New Jersey and cash out refinance Mortgage Loans located in the state of Texas. In addition, the Purchaser shall have the right to reject any Mortgage Loan which in the Purchaser’s sole determination (i) fails to conform to the Underwriting Guidelines, (ii) the value of the Mortgaged Property pursuant to any BPO or property evaluation varies by more than 15% from the lesser of (A) the original Appraised Value of the Mortgaged Property or (B) the purchase price of the Mortgaged Property as of the date of origination (a “Value Issue”), (iii) the Mortgage Loan is underwritten without verification of the Borrower’s income and assets and there is no credit report and credit score or (iv) the Purchaser deems the Mortgage Loan not to be an acceptable credit risk.  The Company shall repurchase the rejected Mortgage Loan in the manner prescribed in Section 3.03 within 15 Business Days of receipt of notice from the Purchaser of the rejection of such Mortgage Loan; provided, that, in the event that the Purchaser rejects a Mortgage Loan due to a Value Issue, the Company may submit to the Purchaser an additional property valuation within 5 Business Days following such rejection for purposes of demonstrating that the Mortgage Loan does not have a Value Issue.  If the Purchaser and the Company fail to resolve such Value Issue within two weeks of the Purchaser presenting such Value Issue to the Company, then Company shall promptly repurchase such Mortgage Loan in the manner prescribed in Section 3.03.  Any rejected Mortgage Loan shall be removed from the terms of this Agreement.  The Company shall make available all files required by Purchaser in order to complete its review, including capturing all CRA/HMDA required data fields.  Any review performed by the Purchaser prior to the related Closing Date does not limit the Purchaser’s rights or the Company’s obligations under this Section or under Section 3.03 hereof. To the extent that the Purchaser’s review discloses that the Mortgage Loans do not conform to the Underwriting Guidelines or the terms set forth in the Purchase Price and Terms Letter, the Purchaser may in its sole discretion increase its due diligence review and obtain additional BPO’s or other property evaluations.  The additional review may be for any reason including but not limited to credit quality, property valuations, and data integrity.

ARTICLE IV

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01

Company to Act as Servicer.

The Company shall service and administer the Mortgage Loans from the related Closing Date and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Company may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

Consistent with the terms of this Agreement, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Company’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that the Company shall not make any future advances with respect to a Mortgage Loan and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent and the Company has obtained the prior written consent of the Purchaser) the Company shall not permit any modification of any material term of any Mortgage Loan including any modifications that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Company shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 5.03, the difference between (a) such month’s principal and one month’s interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Company shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 5.03. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Company, the Purchaser shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement.

The Company is authorized, without the prior approval of the Purchaser, to consent to the refinancing of any Superior Lien on Mortgaged Property, provided that (i) the resulting Combined Loan-to-Value Ratio based upon the original Appraised Value of such Mortgage Loan is no higher than the Combined Loan-to-Value Ratio prior to such refinancing; (ii) the interest rate, or in the case of any Superior Lien which is an Adjustable Rate Mortgage Loan, the applicable Maximum Rate which can be charged under the related Mortgage Note is no more than 2.00% higher than the interest rate or the Maximum Rate, as the case may be, on the loan evidencing the existing Superior Lien immediately prior to the date of such refinancing; and (iii) the Mortgage Loan evidencing the Superior Lien is not subject to negative amortization.

In servicing and administering the Mortgage Loans, the Company shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser’s reliance on the Company.

The Mortgage Loans may be subserviced by the Subservicer on behalf of the Company provided that the Subservicer is a Fannie Mae-approved lender or a Freddie Mac seller/servicer in good standing, and no event has occurred, including but not limited to a change in insurance coverage, which would make it unable to comply with the eligibility requirements for lenders imposed by Fannie Mae or for seller/servicers imposed by Freddie Mac, or which would require notification to Fannie Mae or Freddie Mac. The Company may perform any of its servicing responsibilities hereunder or may cause the Subservicer to perform any such servicing responsibilities on its behalf, but the use by the Company of the Subservicer shall not release the Company from any of its obligations hereunder and the Company shall remain responsible hereunder for all acts and omissions of the Subservicer as fully as if such acts and omissions were those of the Company. The Company shall pay all fees and expenses of the Subservicer from its own funds, and the Subservicer’s fee shall not exceed the Servicing Fee.

At the cost and expense of the Company, without any right of reimbursement from the Custodial Account, the Company shall be entitled to terminate the rights and responsibilities of the Subservicer and arrange for any servicing responsibilities to be performed by a successor Subservicer meeting the requirements in the preceding paragraph, provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Company, at the Company’s option, from electing to service the related Mortgage Loans itself. In the event that the Company’s responsibilities and duties under this Agreement are terminated pursuant to Section 9.04, 10.01 or 11.02, and if requested to do so by the Purchaser, the Company shall at its own cost and expense terminate the rights and responsibilities of the Subservicer as soon as is reasonably possible. The Company shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of the Subservicer from the Company’s own funds without reimbursement from the Purchaser.

Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Company and the Subservicer or any reference herein to actions taken through the Subservicer or otherwise, the Company shall not be relieved of its obligations to the Purchaser and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Company shall be entitled to enter into an agreement with the Subservicer for indemnification of the Company by the Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving the Subservicer shall be deemed to be between the Subservicer and Company alone, and the Purchaser shall have no obligations, duties or liabilities with respect to the Subservicer including no obligation, duty or liability of Purchaser to pay the Subservicer’s fees and expenses. For purposes of distributions and advances by the Company pursuant to this Agreement, the Company shall be deemed to have received a payment on a Mortgage Loan when the Subservicer has received such payment.

Section 4.02

Liquidation of Mortgage Loans.

In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action as (1) the Company would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Company shall determine prudently to be in the best interest of Purchaser, and (4) is consistent with any related LPMI Policy, if applicable. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 4.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period, the Company shall commence foreclosure proceedings, provided that, prior to commencing foreclosure proceedings, the Company shall notify the Purchaser or its designee in writing of the Company’s intention to do so.  In such connection, the Company shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Purchaser after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 4.05) or through Insurance Proceeds (respecting which it shall have similar priority).

Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Company has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser or its designee otherwise requests an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector. Upon completion of the inspection, the Company shall promptly provide the Purchaser or its designee with a written report of the environmental inspection.

After reviewing the environmental inspection report, the Purchaser or its designee shall determine how the Company shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser or its designee directs the Company to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Company, the Company shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof. In the event the Purchaser or its designee directs the Company not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof.

Section 4.03

Collection of Mortgage Loan Payments.

Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Company shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 4.04

Establishment of and Deposits to Custodial Account.

The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled “Countrywide Home Loans Inc. in trust for the Purchaser of Conventional Residential Conventional Residential Fixed Rate Mortgage Loans, Group No. 2004-1 and various Mortgagors”. The Custodial Account shall be established with a Qualified Depository acceptable to the Purchaser. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted under applicable law.  Funds deposited in the Custodial Account may be drawn on by the Company in accordance with Section 4.05. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit D-1 hereto, in the case of an account established with the Company, or by a letter agreement in the form of Exhibit D-2 hereto, in the case of an account held by a depository other than the Company. A copy of such certification or letter agreement shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

The Company shall deposit in the Custodial Account within two Business Days of receipt, and retain therein, the following collections received by the Company and payments made by the Company after the related Cut-off Date, (other than payments of principal and interest due on or before the related Cut-off Date, or received by the Company prior to the related Cut-off Date but allocable to a period subsequent thereto or with respect to each LPMI Loan, in the amount of the LPMI Fee):

(i)

all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

(ii)

all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

(iii)

all Liquidation Proceeds;

(iv)

all Insurance Proceeds including amounts required to be deposited pursuant to Section 4.10, Section 4.11, Section 4.14 and Section 4.15;

(v)

all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14;

(vi)

any amount required to be deposited in the Custodial Account pursuant to Section 4.01, 4.09, 5.03, 6.01 or 6.02;

(vii)

any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 3.03 or 3.06 and all amounts required to be deposited by the Company in connection with a shortfall in principal amount of any Qualified Substitute Mortgage Loan pursuant to Section 3.03;

(viii)

with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, if any, for the month of distribution. Such deposit shall be made from the Company’s own funds, without reimbursement therefore, which, in the aggregate, for any month, shall not exceed one twelfth of 0.50% of the outstanding principal balance of the Mortgage Loans;

(ix)

any amounts required to be deposited by the Company pursuant to Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy; and

(x)

any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 4.16.

The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Company into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Company and the Company shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05.

Section 4.05

Permitted Withdrawals From Custodial Account.

The Company shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

(i)

to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

(ii)

to reimburse itself for Monthly Advances of the Company’s funds made pursuant to Section 5.03, the Company’s right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Company’s right thereto shall be prior to the rights of Purchaser, except that, where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03, 3.06 or 6.02, the Company’s right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

(iii)

to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Company’s right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Company’s right thereto shall be prior to the rights of Purchaser except where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03, 3.06 or 6.02, in which case the Company’s right to such reimbursement shall be subsequent to the payment to the Purchasers of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchasers with respect to such Mortgage Loan;

(iv)

to pay itself interest on funds deposited in the Custodial Account;

(v)

to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 9.01;

(vi)

to pay LPMI Fees in accordance with Section 4.15 hereof;

(vii)

to pay any amount required to be paid pursuant to Section 4.16 related to any REO Property, it being understood that in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

(viii)

to clear and terminate the Custodial Account upon the termination of this Agreement; and

(ix)

to withdraw funds deposited in error.

In the event that the Custodial Account is interest bearing, on each Remittance Date, the Company shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 5.01, the Company is not obligated to remit on such Remittance Date. The Company may use such withdrawn funds only for the purposes described in this Section 4.05.

Section 4.06

Establishment of and Deposits to Escrow Account.

The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, “Countrywide Home Loans Inc., in trust for the Purchaser of Conventional Residential Fixed Rate Mortgage Loans, Group No. 2004-1 and various Mortgagors”. The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Company in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit E-1 hereto, in the case of an account established with the Company, or by a letter agreement in the form of Exhibit E-2 hereto, in the case of an account held by a depository other than the Company. A copy of such certification shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

The Company shall deposit in the Escrow Account or Accounts within two Business Days of receipt, and retain therein:

(i)

all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

(ii)

all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

The Company shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 4.07. The Company shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Company shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 4.07

Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account or Accounts may be made by the Company only:

(i)

to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

(ii)

to reimburse the Company for any Servicing Advances made by the Company pursuant to Section 4.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

(iii)

to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

(iv)

for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

(v)

for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 4.14;

(vi)

to pay to the Company, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

(vii)

to clear and terminate the Escrow Account on the termination of this Agreement; and

(viii)

to withdraw funds deposited in error.

Section 4.08

Payment of Taxes, Insurance and Other Charges.

With respect to each Mortgage Loan, the Company shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of LPMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Company in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Company shall determine that any such payments are made by the Mortgagor at the time they first become due. The Company assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments, and the Company shall make advances from its own funds to effect such payments.

Section 4.09

Protection of Accounts.

The Company may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Upon any such transfer, the Company shall promptly notify the Purchaser and deliver to the Purchaser a Custodial Account Certification or Escrow Account Certification (as applicable) in the form of Exhibit D-1 or E-1 to this agreement.

The Company shall bear any expenses, losses or damages sustained by the Purchaser because the Custodial Account and/or the Escrow Account are not demand deposit accounts.

Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Company be invested in Eligible Investments; provided that in the event that amounts on deposit in the Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the “Insured Amount”) the Company shall be obligated to invest the excess amount over the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Custodial Account or the Escrow Account. Any such Eligible Investment shall mature no later than the Determination Date next following the date of such Eligible Investment, provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Company) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on such Remittance Date. Any such Eligible Investment shall be made in the name of the Company in trust for the benefit of the Purchaser. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Company and may be withdrawn at any time by the Company. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Company out of its own funds immediately as realized.

Section 4.10

Maintenance of Hazard Insurance.

The Company shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer rated A:VI or better in the current Best’s Key Rating Guide (“Best’s”) against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the replacement value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier rated A:VI or better in Best’s in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Company determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Company shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Company shall immediately force place the required flood insurance on the Mortgagor’s behalf.

If a Mortgage is secured by a unit in a condominium project, the Company shall verify that the coverage required of the owner’s association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and secure from the owner’s association its agreement to notify the Company promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

The Company shall cause to be maintained on each Mortgaged Property earthquake or such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices.

In the event that any Purchaser or the Company shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Company shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor’s attention the desirability of protection of the Mortgaged Property.

All policies required hereunder shall name the Company as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

The Company shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Company shall not accept any such insurance policies from insurance companies unless such companies are rated A:VI or better in Best’s and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Company shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Company shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

Pursuant to Section 4.04, any amounts collected by the Company under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Company’s normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

Section 4.11

Maintenance of Mortgage Impairment Insurance.

In the event that the Company shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10. Any amounts collected by the Company under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, the Company shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to deposited from the Company’s funds, without reimbursement therefor. Upon request of any Purchaser, the Company shall cause to be delivered to such Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days’ prior written notice to such Purchaser.

Section 4.12

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

The Company shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans (“Company Employees”). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Company against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Company Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Company against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be acceptable to Fannie Mae or Freddie Mac.  Upon the request of any Purchaser, the Company shall cause to be delivered to such Purchaser a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Purchaser.

Section 4.13

Inspections.

The Company shall inspect the Mortgaged Property as often as deemed necessary by the Company to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than 60 days delinquent, the Company immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Company shall keep a written report of each such inspection.

Section 4.14

Restoration of Mortgaged Property.

The Company need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, the Company shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

(i)

the Company shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(ii)

the Company shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens;

(iii)

the Company shall verify that the Mortgage Loan is not in default; and

(iv)

pending repairs or restoration, the Company shall place the Insurance Proceeds or Condemnation Proceeds in the Custodial Account.

If the Purchaser is named as an additional loss payee, the Company is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

Section 4.15

Maintenance of LPMI Policy; Claims.

With respect to LPMI Loans, maintain in full force and effect an LPMI Policy, and from time to time, withdraw the LPMI Fee with respect to such LPMI Loan from the Custodial Account in order to pay the premium thereon on a timely basis. In the event that the interest payments made with respect to any LPMI Loan are less than the LPMI Fee, the Company shall advance from its own funds the amount of any such shortfall in the LPMI Fee, in payment of the premium on the related LPMI Policy.  Any such advance shall be a Servicing Advance subject to reimbursement pursuant to the provisions on Section 2.05. In the event that such LPMI Policy shall be terminated, the Company shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated LPMI Policy, at substantially the same fee level. If the insurer shall cease to be a Qualified Insurer, the Company shall determine whether recoveries under the LPMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Company shall in no event have any responsibility or liability for any failure to recover under the LPMI Policy for such reason.  If the Company determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy.  The Company shall not take any action which would result in noncoverage under any applicable LPMI Policy of any loss which, but for the actions of the Company would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Company shall promptly notify the insurer under the related LPMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such LPMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such LPMI Policy. If such LPMI Policy is terminated as a result of such assumption or substitution of liability, the Company shall obtain a replacement LPMI Policy as provided above.

(b)

In connection with its activities as servicer, the Company agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any LPMI Policy in a timely fashion in accordance with the terms of such LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any LPMI Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Company under any LPMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

(c)

Purchaser, in its sole discretion, at any time, may (i) either obtain an additional LPMI Policy on any Mortgage Loan which already has a LPMI Policy in place, or (ii) obtain a LPMI Policy for any Mortgage Loan which does not already have a LPMI Policy in place.  In any event, the Company agrees to administer such LPMI Policies in accordance with the Agreement or any Reconstitution Agreement.

Section 4.16

Title, Management and Disposition of REO Property.

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser or its designee, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Company from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser or its designee.

The Company shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Company, either itself or through an agent selected by the Company, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Company shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Company deems to be in the best interest of the Purchaser.

The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless (i) (A) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Company determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property.

The Company shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

The disposition of REO Property shall be carried out by the Company at such price, and upon such terms and conditions, as the Company deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Company shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to Section 5.03, and on the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

The Company shall withdraw the Custodial Account funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10 and the fees of any managing agent of the Company, a Subservicer, or the Company itself. The REO management fee shall be an amount that is reasonable and customary in the area where the Mortgaged Property is located. The Company shall make monthly distributions on each Remittance Date to the Purchasers of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in the Section 4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Section 4.17

Real Estate Owned Reports.

Together with the statement furnished pursuant to Section 5.02, the Company shall furnish to the Purchaser on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Company’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

Section 4.18

Liquidation Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Company shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

Section 4.19

Reports of Foreclosures and Abandonments of Mortgaged Property.

Following the foreclosure sale or abandonment of any Mortgaged Property, the Company shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

Section 4.20

Credit Reporting

For each Mortgage Loan, the Company shall accurately and fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to each of the following credit repositories:  Equifax Credit Information Services, Inc., TransUnion, LLC and Experian Information Solution, Inc. on a monthly basis.

Section 4.21

Superior Liens.

The Company shall monitor the status of each Superior Lien in accordance with Accepted Servicing Practices.  If necessary to comply with Accepted Servicing Practices and permitted by applicable law, the Company shall file (or cause to be filed) a request for notice of any action by a superior lienholder under a Superior Lien for the protection of the Purchaser’s interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption.  The cost of the foregoing filing shall be considered a Servicing Advance.

If the Company is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the Superior Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Company shall take, on behalf of the Purchaser, whatever actions are necessary to protect the interests of the Purchaser’s interest in the related Mortgage Loan in accordance with Accepted Servicing Practices.  The Company shall not make such a Servicing Advance except to the extent that it determines in its reasonable good faith judgment that such advance would be recoverable from Liquidation Proceeds on the related Mortgage Loan and in no event in an amount that is greater than the then outstanding principal balance of the related Mortgage Loan, unless such advance includes the expenditures relating to the purchase and maintenance of the Superior Lien.  The Company shall thereafter take such action as is necessary to recover the amount so advanced.

ARTICLE V

PAYMENTS TO PURCHASER

Section 5.01

Remittances.

On each Remittance Date the Company shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus (b) all amounts, if any, which the Company is obligated to distribute pursuant to Section 5.03, minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(viii), and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts.

With respect to any remittance received by the Purchaser after the second Business Day following the Business Day on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company.

Section 5.02

Statements to Purchaser.

Not later than the 5th day of each calendar month, the Company shall furnish to the Purchaser or its designee (a) a Monthly Remittance Advice, with a trial balance report attached thereto, in the form of Exhibit F-1 annexed hereto and (b) a monthly default report in the form of Exhibit F-2 annexed hereto, in each case, by electronic medium mutually acceptable to the parties as  to  the preceding calendar month and the Due Period in the month of remittance

In addition, not more than 60 days after the end of each calendar year, the Company shall furnish to each Person who was a Purchaser at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

Section 5.03

Monthly Advances by Company.

On the Business Day immediately preceding each Remittance Date, either (a) the Company shall deposit in the Custodial Account from its own funds or (b) if funds are on deposit in the Custodial Account which are not required to be remitted on the related Remittance Date, the Company may make an appropriate entry in its records that such funds shall be applied toward the related Monthly Advance (provided, that any funds so applied shall be replaced by the Company no later than the Business Day immediately preceding the next Remittance Date), in each case, in an aggregate amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01. The Company’s obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan.

In no event shall the Company be obligated to make an advance under this section 5.03 if at the time of such advance it deems such advance to be non-recoverable.  The Company shall promptly deliver an officer’s certificate to the Purchaser upon determining that any advance is non-recoverable.  In the event that upon liquidation of the Mortgage Loan, the Liquidation Proceeds are insufficient to reimburse the Company for any Monthly Advances, the Company shall notify the related Purchaser of such shortfall by registered mail with sufficient supporting documentation.  The related Purchaser shall respond to the Company within 60 days of receipt of such request.  In the event that the related Purchaser fails to respond within 60 days, the Company shall have the right to deduct such shortfall from the next remittance to be paid to the related Purchaser.

ARTICLE VI

GENERAL SERVICING PROCEDURES

Section 6.01

Transfers of Mortgaged Property.

The Company shall use its best efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Company shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause applicable thereto, provided, however, that the Company shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related  LPMI Policy, if any.

If the Company reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, the Company shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Company is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Company has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Company for entering into an assumption agreement, a portion of such fee, up to an amount equal to one percent (1.0%) of the outstanding principal balance of the related Mortgage Loan, will be retained by the Company as additional servicing compensation, and any portion thereof in excess one percent (1.0%) shall be deposited in the Custodial Account for the benefit of the Purchaser. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

To the extent that any Mortgage Loan is assumable, the Company shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by Fannie Mae with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the Company diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

Section 6.02

Satisfaction of Mortgages and Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Company of a notification that payment in full will be escrowed in a manner customary for such purposes, the Company shall notify the Purchaser in the Monthly Remittance Advice as provided in Section 5.02, and may request the release of any Mortgage Loan Documents.  In connection with any such prepayment in full, the Company shall comply with all applicable laws regarding satisfaction, release or reconveyance with respect to the Mortgage.

If the Company satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within 2 Business Days of receipt of such demand by the Purchaser. The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

Section 6.03

Servicing Compensation.

As compensation for its services hereunder, the Company shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amount of its Servicing Fee. The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid principal balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payment. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments collected by the Company.

Additional servicing compensation in the form of assumption fees, to the extent provided in Section 6.01, and late payment charges and , to the extent provided for in the related Purchase Price and Terms Letter, Prepayment Penalties, shall be retained by the Company to the extent not required to be deposited in the Custodial Account. The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 6.04

Annual Statement as to Compliance.

The Company shall deliver to the Purchaser, on or before March 15 each year beginning March 15, 2004, an Officer’s Certificate, stating that (i) a review of the activities of the Company during the preceding calendar year and of performance under this Agreement has been made under such officer’s supervision, and (ii) the Company has complied fully with the provisions of Article II and Article IV, and (iii) to the best of such officer’s knowledge, based on such review, the Company has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Company to cure such default.

Section 6.05

Annual Independent Public Accountants’ Servicing Report.

On or before March 15th of each year beginning March 15, 2004, the Company, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to each Purchaser to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans and this Agreement and that such firm is of the opinion that the provisions of Article II and Article IV have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.

Section 6.06

Right to Examine Company Records.

The Purchaser shall have the right to examine and audit any and all of the books, records, or other information of the Company, whether held by the Company or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice.

Section 6.07

Appointment and Designation of Master Servicer.

The Purchaser hereby appoints and designates Aurora Loan Services, Inc. as its master servicer (the “Master Servicer”) for the Mortgage Loans subject to this Agreement.  The Company is hereby authorized and instructed to take any and all instructions with respect to servicing the Mortgage Loans hereunder as if the Master Servicer were the Purchaser hereunder.  The authorization and instruction set forth herein shall remain in effect until such time as the Company shall receive written instruction from the Purchaser that such authorization and instruction is terminated.

ARTICLE VII

AGENCY TRANSFER; PASS-THROUGH TRANSFER

Section 7.01

Removal of Mortgage Loans from Inclusion Under this Agreement Upon an Agency Transfer, or a Pass-Through Transfer on One or More Reconstitution Dates.

The Purchaser and the Company agree that with respect to any Pass-Through Transfer, Whole Loan Transfer or Agency Transfers, as applicable, the Company shall cooperate with the Purchaser in effecting such transfers and shall negotiate in good faith and execute any Reconstitution Agreement required to effectuate the foregoing, provided that such Reconstitution Agreement shall not materially increase the Company’s obligations or liabilities hereunder, nor diminish any of the Company’s rights, and provide to any master servicer or the trustee, as applicable, and/or the Purchaser any and all publicly available information and appropriate verification of information which may be reasonably available to the Company, whether through letters of its auditors and counsel or otherwise, as the Purchaser, trustee or a master servicer shall reasonably request as to the related Mortgage Loans.  Purchaser shall reimburse Company for any and all costs or expenses incurred by Company in complying with such requests for information for which the Company shall, if requested by the Purchaser, provide indemnification through an indemnification agreement or otherwise.  Such information may be included in any disclosure document prepared in connection with the Pass-Through Transfer, Whole Loan Transfer or Agency Transfer, as applicable.  The Company shall execute any Reconstitution Agreements required within a reasonable period of time after receipt of such agreements which time shall not exceed ten (10) Business Days from the date of receipt of such Reconstitution Agreement.

Nothing in this Section 7.01 shall be deemed to materially increase the Company’s obligations or liabilities under this Agreement.

Any Reconstitution Agreement may require the Company to remit premium payments with respect to any LPMI Policy or “pool insurance policy” to the related insurer;

(a)

With respect to each Pass-Through Transfer, Whole Loan Transfer or Agency Securitization Transfer entered into by the Purchaser, the Company agrees:

(i)

to cooperate fully with the Purchaser, Fannie Mae, Freddie Mac, the trustee or a third party purchaser and any prospective purchaser, at the Purchaser’s expense, with respect to all reasonable requests and due diligence procedures including participating in meetings with rating agencies, Fannie Mae, Freddie Mac, bond insurers, guarantors, loss mitigation or credit risk management advisors and such other parties as the Purchaser shall designate and participating in meetings with prospective purchasers of the Mortgage Loans or interests therein and providing information contained in the Mortgage Loan Schedule including any diskette or other related data tapes provided as reasonably requested by such purchasers;

(ii)

 to negotiate and execute one or more loss mitigation advisory or credit risk management agreements between the Company and any loss mitigation or credit risk management advisor designated by the Purchaser in its sole discretion;

(iii)

 to deliver to the Purchaser and to any Person designated by the Purchaser (a) for inclusion in any prospectus or other offering material such publicly available information regarding the Company, its financial condition and its mortgage loan delinquency, foreclosure and loss experience and any additional information requested by the Purchaser, (b) any similar non-public, unaudited financial information (which the Purchaser may, at its option and at its cost, have audited by certified public accountants) and such other information as is reasonably requested by the Purchaser and which the Company is capable of providing without unreasonable effort or expense, and to indemnify the Purchaser and its affiliates for material misstatements contained in such information, and if such indemnification from the Company is provided, the Purchaser shall indemnify the Company for material misstatements contained in such prospectus or offering material that was not provided by the Company and (c) such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Company pursuant to clause (a) above as shall be reasonably requested by the Purchaser;  and

(iv)

 to provide, on an ongoing basis from information obtained through its servicing of the Mortgage Loans, any information necessary to enable the “tax matters person” for any REMIC in a Pass-Through Transfer, including any master servicer or trustee acting in such capacity, to perform its obligations in accordance with applicable law and customary secondary mortgage market standards for securitized transactions.

(b)

 The Company shall provide to the Purchaser or issuer, as the case may be, and any other participants in such Agency Transfer, Whole Loan Transfer or Pass-Through Transfer, (i) any and all information with respect to itself, its servicing portfolio or the Mortgage Loans and appropriate verification of information which may be reasonably available to the Company, whether through letters of its auditors and counsel or otherwise, as the Purchaser or any such other participant shall request upon reasonable demand and (ii) such additional corporate representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of officers of the Company as are reasonably believed necessary by Fannie Mae, Freddie Mac, the trustee, such third party purchaser, any master servicer, any Rating Agency or the Purchaser, as the case may be, in connection with such transactions, including but not limited to the delivery to the trustee or master servicer of certificates or other related information required under the Sarbanes Oxley Act of 2002, as amended, and any regulations promulgated thereunder (collectively, the "Sarbanes Act"), no later than February 28th of the applicable year and such other times as may be required under the Sarbanes Act, from time to time.

(c)

To the extent required by the applicable Reconstitution Agreements or otherwise requested by the Purchaser in connection with a Reconstitution, the Company shall prepare Assignments of Mortgage in form and substance acceptable to Fannie Mae, Freddie Mac, the trustee or such third party, as the case may be, for each Mortgage Loan that is part of a Reconstitution.  The Company shall execute each Assignment of Mortgage, track such Assignments of Mortgage to ensure they have been recorded and deliver them as required by Fannie Mae, Freddie Mac, the trustee or such third party, as the case may be, upon the Company’s receipt thereof.  The Purchaser shall pay all pre-approved, reasonable and necessary fees associated with the preparation, recording and tracking of such Assignments of Mortgage.

All Mortgage Loans not sold or transferred pursuant to an Agency Transfer, Pass-Through Transfer or Whole Loan Transfer and any and all Mortgage Loans repurchased by the Purchaser pursuant to Section 7.03 below with respect to an Agency Transfer, Pass-Through Transfer or Whole Loan Transfer shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

(d)

If required at any time by the Rating Agencies, Purchaser or successor Purchaser in connection with any Agency Transfer, Pass-Through Transfer or Whole Loan Transfer, the Company shall deliver such additional documents from its Mortgage File within 10 days to the Custodian, successor Purchaser or other designee of the Purchaser as the Rating Agencies, Purchaser or successor Purchaser may require.

Section 7.02

Purchaser’s Repurchase and Indemnification Obligations.

Upon receipt by the Company of notice from Fannie Mae, Freddie Mac or the trustee of a breach of any Purchaser representation or warranty contained in any Reconstitution Agreement or a request by Fannie Mae, Freddie Mac or the trustee, as the case may be, for the repurchase of any Mortgage Loan transferred to Fannie Mae or Freddie Mac pursuant to an Agency Transfer or to a trustee pursuant to a Pass-Through Transfer, the Company shall promptly notify the Purchaser of same and shall, at the direction of the Purchaser, use its best efforts to cure and correct any such breach and to satisfy the requests or concerns of Fannie Mae, Freddie Mac, or the trustee related to such deficiencies of the related Mortgage Loans transferred to Fannie Mae, Freddie Mac, or the trustee.

The Purchaser shall repurchase from the Company any Mortgage Loan transferred to Fannie Mae or Freddie Mac pursuant to an Agency Transfer or to a trustee pursuant to a Pass-Through Transfer with respect to which the Company has been required by Fannie Mae, Freddie Mac, or the trustee to repurchase due to a breach of a representation or warranty made by the Purchaser with respect to the Mortgage Loans, or the servicing thereof prior to the transfer date to Fannie Mae, Freddie Mac, or the trustee in any Reconstitution Agreement and not due to a breach of the Company’s representations or obligations thereunder or pursuant to this Agreement. The repurchase price to be paid by the Purchaser to the Company shall equal that repurchase price paid by the Company to Fannie Mae, Freddie Mac, or the third party purchaser plus all reasonable costs and expenses borne by the Company in connection with the cure of said breach of a representation or warranty made by the Purchaser and in connection with the repurchase of such Mortgage Loan from Fannie Mae, Freddie Mac, or the trustee, including, but not limited to, reasonable and necessary attorneys’ fees.

At the time of repurchase, the Custodian and the Company shall arrange for the reassignment of the repurchased Mortgage Loan to the Purchaser according to the Purchaser’s instructions and the delivery to the Custodian of any documents held by Fannie Mae, Freddie Mac, or the trustee with respect to the repurchased Mortgage Loan pursuant to the related Reconstitution Agreement. In the event of a repurchase, the Company shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase has taken place, and amend the related Mortgage Loan Schedule to reflect the addition of the repurchased Mortgage Loan to this Agreement. In connection with any such addition, the Company and the Purchaser shall be deemed to have made as to such repurchased Mortgage Loan the representations and warranties set forth in this Agreement.

ARTICLE VIII

COMPANY TO COOPERATE

Section 8.01

Provision of Information.

During the term of this Agreement, the Company shall furnish to the Purchaser such periodic, special, or other reports or information and copies or originals of any documents contained in the Servicing File for each Mortgage Loan, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Purchaser, any regulatory requirement pertaining to the Purchaser or the purposes of this Agreement. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give.  Purchaser shall pay any costs related to any special reports.

The Company shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 8.02

Financial Statements; Servicing Facility.

In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective Purchaser a Consolidated Statement of Operations of the Company for the most recently completed five fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Company also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Company (and are available upon request to members or stockholders of the Company or to the public at large). If it has not already done so, the Company shall furnish promptly to the Purchaser copies of the statement specified above.  Unless requested the Purchaser, the Company shall not be required to deliver any documents which are publicly available on EDGAR.

The Company also shall make available to Purchaser or prospective Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Company or the financial statements of the Company, and to permit any prospective Purchaser to inspect the Company’s servicing facilities or those of any Subservicer for the purpose of satisfying such prospective Purchaser that the Company and any Subservicer have the ability to service the Mortgage Loans as provided in this Agreement.

ARTICLE IX

THE COMPANY

Section 9.01

Indemnification; Third Party Claims.

The Company shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, and forfeitures, including, but not limited to reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Company to (a) perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 7.01, and/or (b) comply with applicable law. The Company immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or any Reconstitution Agreement or the Mortgage Loans, shall promptly notify Fannie Mae, Freddie Mac, or the trustee with respect to any claim made by a third party with respect to any Reconstitution Agreement, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Company shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Company’s indemnification pursuant to Section 3.03, or the failure of the Company to (a) service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement, and/or (b) comply with applicable law.

Section 9.02

Merger or Consolidation of the Company.

The Company shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $25,000,000, (ii) whose deposits are insured by the FDIC through the BIF or the SAIF, and (iii) which is a Fannie Mae and Freddie Mac-approved company in good standing.

Section 9.03

Limitation on Liability of Company and Others.

Neither the Company nor any of the directors, officers, employees or agents of the Company shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Company or any such Person against any Breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Company may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Company shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action.

Section 9.04

Limitation on Resignation and Assignment by Company.

The Purchaser has entered into this Agreement with the Company and subsequent Purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Company, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Company shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a Subservicer) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Purchaser, which consent shall be granted or withheld in the sole discretion of the Purchaser; provided, however, that the Company may assign its right and obligations hereunder to any entity that is directly or indirectly owned or controlled by the Company and the Company guarantees the performance by such entity of all obligations hereunder.

The Company shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Company’s responsibilities and obligations hereunder in the manner provided in Section 12.01.

Without in any way limiting the generality of this Section 9.04, in the event that the Company either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof (to other than a Subservicer) or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 10.01, without any payment of any penalty or damages and without any liability whatsoever to the Company or any third party.

ARTICLE X

DEFAULT

Section 10.01

Events of Default.

Each of the following shall constitute an Event of Default on the part of the Company:

(i)

any failure by the Company to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of two days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

(ii)

failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

(iii)

failure by the Company to maintain its license to do business in any jurisdiction where the Mortgage Property is located if such license is necessary for the Company to legally service the related Mortgage Loan; or

(iv)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(v)

the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

(vi)

the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

(vii)

the Company ceases to meet the qualifications of a Fannie Mae or Freddie Mac lender; or

(viii)

the Company fails to maintain a minimum net worth of $25,000,000; or

(ix)

if (a) after a Reconstitution in a Pass-Through Transfer, any of the Rating Agencies reduces or withdraws the rating of any of the certificates issued by a securitization trust that owns the Mortgage Loans due to a reason attributable to the Company or (b) the Company’s residential primary servicer rating for servicing of subprime loans issued by any of the Rating Agencies is reduced below its rating in effect on the Closing Date or withdrawn; or

(x)

the Company attempts to assign its right to servicing compensation hereunder or the Company attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof (to other than a Subservicer) in violation of Section 9.04.

In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatsoever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Company, may terminate all the rights and obligations of the Company under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

Upon receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01. Upon written request from any Purchaser, the Company shall prepare, execute and deliver to the successor entity designated by the Purchaser any and all documents and other instruments, place in such successor’s possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Company’s sole expense. The Company shall cooperate with the Purchaser and such successor in effecting the termination of the Company’s responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Section 10.02

Waiver of Defaults.

By a written notice, the Purchaser may waive any default by the Company in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE XI

TERMINATION

Section 11.01

Termination.

This Agreement shall terminate upon either: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder; or (ii) mutual consent of the Company and the Purchaser in writing.

Section 11.02

Termination Without Cause.

The Purchaser may terminate, at its sole option, any rights the Company may have hereunder, without cause, as provided in this Section 11.02. Any such notice of termination shall be in writing and delivered to the Company by registered mail as provided in Section 12.05.

In the event the Purchaser terminates the Company without cause with respect to some or all of the Mortgage Loans, the Purchaser shall be required to pay to the Company a Termination Fee in an amount equal to 2.00% of the outstanding principal balance of the terminated Mortgage Loans as of the date of such termination; ; provided, that no Termination Fee shall be paid or payable with respect to the unpaid principal balance of any terminated Mortgage Loan with respect to which any payment is more than 90 days delinquent as of the date of such termination.

Notwithstanding and in addition to the foregoing, in the event that (i) a Mortgage Loan becomes delinquent for a period of 91 days or more (a “Delinquent Mortgage Loan”) or (ii) a Mortgage Loan becomes an REO Property, the Purchaser may at its election terminate this Agreement with respect to such Delinquent Mortgage Loan or REO Property without payment of a termination fee therefor, upon 15 days’ written notice to the Company.

ARTICLE XII

MISCELLANEOUS PROVISIONS

Section 12.01

Successor to Company.

Prior to termination of the Company’s responsibilities and duties under this Agreement pursuant to Sections 9.04, 10.01, 11.01 or pursuant to Section 11.02 after the 90 day period has expired, the Purchaser shall, (i) succeed to and assume all of the Company’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in clauses (i) through (iii) of Section 9.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement prior to the termination of Company’s responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Company’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Purchaser under Sections 3.03, 3.04, 3.06 and 3.07, it being understood and agreed that the provisions of such Sections 3.01, 3.02, 3.03, 3.04, 3.06 and 3.07 shall be applicable to the Company notwithstanding any such sale, assignment, resignation or termination of the Company, or the termination of this Agreement.

Any termination or resignation of the Company or termination of this Agreement pursuant to Section 9.04, 10.01, 11.01 or 11.02 shall not affect any claims that any Purchaser may have against the Company arising out of the Company’s actions or failure to act prior to any such termination or resignation.

The Company shall deliver promptly to the successor servicer the Funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

Upon a successor’s acceptance of appointment as such, the Company shall notify by mail the Purchaser of such appointment in accordance with the procedures set forth in Section 12.05.

Section 12.02

Amendment.

This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

Section 12.03

Governing Law.

This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 12.04

Duration of Agreement.

This Agreement shall continue in existence and effect until terminated as herein provided. This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Purchaser.

Section 12.05

Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

(i)

if to the Company:

Countrywide Home Loans Inc.,

4500 Park Grenada

Calabasas, CA 91302

Attention:  Kevin Bartlett

or such other address as may hereafter be furnished to the Purchaser in writing by the Company;

(ii)

if to Purchaser:

Lehman Brothers Bank.

745 Seventh Avenue, 8th Floor

New York, New York 10019

Attention: Contract Finance

Section 12.06

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 12.07

Relationship of Parties.

Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as agent for the Purchaser.

Section 12.08

Execution; Successors and Assigns.

This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.04, this Agreement shall inure to the benefit of and be binding upon the Company and the Purchaser and their respective successors and assigns.

Section 12.09

Recordation of Assignments of Mortgage.

To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Company’s expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option accordance with Section 14 of the Purchase Agreement.

Section 12.10

Assignment by Purchaser.

The Purchaser shall have the right, without the consent of the Company but subject to the limit set forth in Section 2.02 hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by (i) executing an Assignment and Assumption Agreement substantially in the form of Exhibit G hereto or (ii) in connection with a Pass-Through Transfer, through any related Reconstitution Agreement or assignment agreement with an affiliate of the Purchaser, a depositor, a trustee or any other appropriate party in such Pass-Through Transfer. Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans and the Purchaser as assignor shall be released from all obligations hereunder with respect to such Mortgage Loans from and after the date of such assignment and assumption to the extent provided in the Assignment and Assumption Agreement or Reconstitution Agreement or other assignment agreement in a Pass-Through Transfer. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

Section 12.11

No Personal Solicitation.

From and after the related Closing Date, the Company hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors or independent mortgage brokerage companies on the Company’s behalf, to personally, by telephone or mail, solicit the Mortgagor under any Mortgage Loan for the purpose of refinancing such Mortgage Loan; provided, that the Company may solicit any Mortgagor for whom the Company has received a request for verification of mortgage, a request for demand for payoff, a mortgagor initiated written or verbal communication indicating a desire to prepay the related Mortgage Loan, or the mortgagor initiates a title search, provided further, it is understood and agreed that promotions undertaken by the Company or any of its affiliates which (i) concern optional insurance products or other additional projects or (ii) are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 12.11 nor is the Company prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor.  Notwithstanding the foregoing, the following solicitations, if undertaken by the Company or any affiliate of the Company, shall not be prohibited under this Section 12.11: (i) solicitations that are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio, television and other mass media advertisements; (ii) borrower messages included on, and statement inserts provided with, the monthly statements sent to Mortgagors; provided, however, that similar messages and inserts are sent to the borrowers of other mortgage loans serviced by the Company.

IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

LEHMAN BROTHERS BANK, FSB
By:
Name:
Title:
COUNTRYWIDE HOME LOANS INC.
By:
Name:
Title:

STATE OF NEW YORK )
) ss.:
COUNTY OF NEW YORK )

On the       day of                        , 200   before me, a Notary Public in and for said State, personally appeared                      , known to me to be Vice President of Lehman Brothers Bank, FSB, the federal savings association that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.

Notary Public

My Commission expires

STATE OF )
) ss.:
COUNTY )

On the the       day of                        , 200   before me, a Notary Public in and for said State, personally appeared                      , known to me to be                                      of Countrywide Home Loans Inc. the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.

Notary Public

My Commission expires

EXHIBIT A

MORTGAGE LOAN SCHEDULE

EXHIBIT B

CONTENTS OF EACH MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be retained by the Company in the Servicing File or delivered to the Custodian pursuant to Section 2.01 and 2.03 of the Flow Seller’s Warranties and Servicing Agreement to which this Exhibit is attached (the “Agreement”):

1.

The original Mortgage Note bearing all intervening endorsements, endorsed “Pay to the order of                     without recourse” and signed in the name of the Company by an authorized officer (in the event that the Mortgage Loan was acquired by the Company in a merger, the signature must be in the following form: “Countrywide Home Loans Inc., successor by merger to [name of predecessor]”; and in the event that the Mortgage Loan was acquired or originated by the Company while doing business under another name, the signature must be in the following form: “Countrywide Home Loans Inc., formerly known as [previous name]”).

2.

The original of any guarantee executed in connection with the Mortgage Note (if any).

3.

The original Mortgage, with evidence of recording thereon. If in connection with any Mortgage Loan, the Company cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the related Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the Company stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded Mortgage.

4.

The originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon.

5.

The original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording, delivered in blank. If the Mortgage Loan was acquired by the Company in a merger, the Assignment of Mortgage must be made by “Countrywide Home Loans Inc., successor by merger to [name of predecessor].”  If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the Assignment of Mortgage must be by “Countrywide Home Loans Inc., formerly known as [previous name].”

6.

Originals of all intervening assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the Company stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

7.

The original mortgagee policy of title insurance or attorney’s opinion of title and abstract of title.

8.

Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

9.

The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 4.10 of the Agreement.

10.

Residential loan application.

11.

Mortgage Loan closing statement.

12.

Verification of employment and income.

13.

Verification of acceptable evidence of source and amount of downpayment.

14.

Credit report on the Mortgagor.

15.

Residential appraisal report.

16.

Photograph of the Mortgaged Property.

17.

Survey of the Mortgaged Property.

18.

Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

19.

All required disclosure statements.

20.

If available, termite report, structural engineer’s report, water potability and septic certification.

21.

Sales contract.

22.

Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

In the event an Officer’s Certificate of the Company is delivered to the Custodian because of a delay caused by the public recording office in returning any recorded document, the Company shall deliver to the Custodian, within 180 days of the related Closing Date, an Officer’s Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

EXHIBIT C

MORTGAGE LOAN DOCUMENTS

The Mortgage Loan Documents for each Mortgage Loan shall include each of the following items, which shall be delivered to the Custodian pursuant to Section 2.01 of the Flow Seller’s Warranties and Servicing Agreement to which this Exhibit is annexed (the “Agreement”):

(a)

the original Mortgage Note bearing all intervening endorsements, endorsed “Pay to the order of                        , without recourse” and signed in the name of the Company by an authorized officer. To the extent that there is no room on the face of the Mortgage Note for endorsements, the endorsement may be contained on an allonge, if state law so allows. If the Mortgage Loan was acquired by the Company in a merger, the endorsement must be by “Countrywide Home Loans Inc., successor by merger to [name of predecessor].”  If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the endorsement must be by “Countrywide Home Loans Inc., formerly known as [previous name]”;

(b)

the original of any guarantee executed in connection with the Mortgage Note;

(c)

the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

(d)

the originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon;

(e)

the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording, delivered in blank, or the original Assignment of Mortgage in recordable form into MERS. If the Mortgage Loan was acquired by the Company in a merger, the Assignment of Mortgage must be made by “Countrywide Home Loans Inc., successor by merger to [name of predecessor].”  If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the Assignment of Mortgage must be by “Countrywide Home Loans Inc., formerly known as [previous name];”

(f)

the originals of all intervening assignments of mortgage with evidence of recording thereon, including warehousing assignments, if any;

(g)

such other documents as the Purchaser may require.

EXHIBIT D-1

CUSTODIAL ACCOUNT CERTIFICATION

                                    , 200

Countrywide Home Loans Inc. hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 4.04 of the Flow Seller’s Warranties and Servicing Agreement, dated as of January 1, 2004, Conventional Residential Fixed Rate Mortgage Loans, Group No. 2004-1.

Title of Account:  Countrywide Home Loans Inc. in trust for the Purchaser, Group No. 2004-1

Account Number:

Address of office or branch of the Company at which Account is maintained:

Countrywide Home Loans Inc. Company
By:
Name:
Title:

EXHIBIT D-2

CUSTODIAL ACCOUNT LETTER AGREEMENT

                                    , 200

To:

(the “Depository”)

As Company under the Flow Seller’s Warranties and Servicing Agreement, dated as of January 1, 2004, Conventional Residential Fixed Rate Mortgage Loans, Group No. 2004-1(the “Agreement”), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as “Countrywide Home Loans Inc., in trust for the Purchaser - Conventional Residential Fixed Rate Mortgage Loans - Group No. 2004-1.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

Countrywide Home Loans Inc. Company
By:
Name:
Title:
Date:

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund (“BIF”) or the Savings Association Insurance Fund (“SAIF”).

Depository
By:
Name:
Title:
Date:

EXHIBIT E-1

ESCROW ACCOUNT CERTIFICATION

                                    , 200

Countrywide Home Loans Inc. hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 4.06 of the Flow Seller’s Warranties and Servicing Agreement, dated as of January 1, 2004, Conventional Residential Fixed Rate Mortgage Loans, Group No. 2004-1.

Title of Account:  “Countrywide Home Loans Inc. in trust for the Purchaser, Group No. 2004-1, and various Mortgagors.”

Account Number:

Address of office or branch of the Company at which Account is maintained:

Countrywide Home Loans Inc. Company
By:
Name:
Title:

EXHIBIT E-2

ESCROW ACCOUNT LETTER AGREEMENT

                                    , 200

To:

(the “Depository”)

As Company under the Flow Seller’s Warranties and Servicing Agreement, dated as of January 1, 2004, Conventional Residential Fixed Rate Mortgage Loans, Group No. 2004-1 (the “Agreement”), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 4.07 of the Agreement, to be designated as “Countrywide Home Loans Inc., in trust for the Purchaser - Conventional Residential Fixed Rate Mortgage Loans - Group No. 2004-1.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

Countrywide Home Loans Inc. Company
By:
Name:
Title:
Date:

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund (“BIF”) or the Savings Association Insurance Fund (“SAIF”).

Depository
By:
Name:
Title:
Date:

Exhibit F-1

FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME	DESCRIPTION	FORMAT

INVNUM	INVESTOR LOAN NUMBER	Number no decimals
SERVNUM	SERVICER LOAN NUMBER, REQUIRED	Number no decimals
BEGSCHEDBAL	BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED	Number two decimals
BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL, REQUIRED
SCHEDPRIN	SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED	Number two decimals
ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
REQUIRED, .00 IF NO COLLECTIONS
CURT1	CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
CURT1DATE	CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
CURT1ADJ	CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE	Number two decimals
CURT2	CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
CURT2DATE	CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
CURT2ADJ	CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE	Number two decimals
LIQPRIN	PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE	Number two decimals
OTHPRIN	OTHER PRINCIPAL, .00 IF NOT APPLICABLE	Number two decimals
PRINREMIT	TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
INTREMIT	NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,	Number two decimals
.00 IF NOT APPLICABLE
TOTREMIT	TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
ENDSCHEDBAL	ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED	Number two decimals
ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL	ENDING TRIAL BALANCE	Number two decimals
.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE	ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT	DD-MMM-YY
ACTCODE	60 IF PAIDOFF, BLANK IF NOT APPLICABLE	Number no decimals
ACTDATE	ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
INTRATE	INTEREST RATE, REQUIRED	Number seven decimals
Example .0700000 for 7.00%
SFRATE	SERVICE FEE RATE, REQUIRED	Number seven decimals
Example .0025000 for .25%
PTRATE	PASS THRU RATE, REQUIRED	Number seven decimals
Example .0675000 for 6.75%
PIPMT	P&I CONSTANT, REQUIRED	Number two decimals
.00 IF PAIDOFF

Exhibit F-2

STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

FIELD NAME

DESCRIPTION

% of MI Coverage

% of MI Coverage

Actual MI Claim Filed Date

The date the Claim to the MI Company was filed

Actual Bankruptcy Start Date (filing date)

Actual Bankruptcy Start Date (filing date)

Actual Claim Amount Filed

The amount claimed to the MI company on the MI claim

Actual Discharge Date

Date Bankruptcy was Discharged

Actual Due Date

Next Payment Due Date

Actual Eviction Complete Date

Actual Eviction Complete Date

Actual Eviction Start Date

Actual Eviction Start Date

Actual First Legal Date

Actual First Legal Date

Actual Notice of Intent Date (breach letter date)

Actual Notice of Intent Date (breach letter date)

Actual Payment Plan End Date

The date the Last Pre-petition payment is due from the Trustee in a chapter 13 BK

Actual Payment Plan Start Date

The date the First Pre-petition payment is due from the Trustee in a chapter 13 BK

Actual Redemption End Date

Actual Redemption End Date

Actual REO Start Date

The date the account was received by the REO Department

Appraisal, BPO Costs

Total expenses incurred for the purpose of BPO's or Appraisals.

Bankruptcy Chapter

Bankruptcy Chapter 7,11,13

BK Atty Fees & Costs

BK Atty Fees & Costs

BK Flag (Man Code)

A code that identifies the account as an active Bankruptcy.

Bnk Case # (7 digit only)

Bnk Case # (7 digit only)

City

City

Claim Amount Paid

MI Claim Amount

Claim Funds Received Date

The date the MI Claim funds were received from the MI Company

Confirmation Hearing Date

Confirmation Hearing Date

Current Interest Rate

Current Interest Rate

Current Loan Amount

Unpaid Principal Balance

Current P&I Payment Amount

Current P&I Payment Amount

Date Bid Instructions Sent

Date Bid Instructions Sent to Attorney

Date F/C Sale Scheduled

The date the Foreclosure sale is scheduled to occur.

Date Filed Relief/Dismissal

The date the motion for Relief or Dismissal was filed with the BK Court

Date Loan Reinstated

Date Loan Reinstated

Date POC Filed

Date proof of claim filed

Date Relief/Dismissal Granted

The date the BK court granted the motion for Relief or Dismissal

Date REO Offer Accepted

Date REO Offer Accepted

Date REO Offer Received

Date REO Offer Received

Deal Identifier by Loan

Security Name/Cross reference Investor ID (Servicer to Cross reference)

Delinquency Status (Man Code)

30, 60, 90, BK, FC, REO, Claims or a code that can be decoded to determine the current status of the account.

Loss Mit Denial Date

Loss Mit Denial Date

Eviction Atty Fees & Costs

Eviction Atty Fees & Costs

F/B 1st Due (if applicable)

F/B 1st Due (if applicable)

F/B Last Due (if applicable)

F/B Last Due (if applicable)

FC Atty Fees & Costs

FC Atty Fees & Costs

FC Flag

A code that identifies the account as an active Foreclosure.

FC Start Date (referral date)

FC Start Date (referral date)

FC Suspended Date

FC Suspended Date

FC Valuation Amount

The value of the property as determined for the purpose of foreclosure.

FC Valuation Date

The date the property value was determined for the purpose of foreclosure.

FC Valuation Source

The type of valuation that was used to determine the Fc Valuation amount.

FHA 27011A Transmitted Date

FHA 27011A Transmitted Date

FHA 27011B Transmitted Date

FHA 27011B Transmitted Date

FHA Case #

FHA Case #

FHA Part A Funds Received Date

FHA Part A Funds Received Date

First Payment Date

First Payment Date

Foreclosure Actual Sale Date

Date F/C Sale Held

VA Guarantee %

VA Guarantee %

Interest Advances

Interest Advances

Investor Loan Number

Investor Loan Number

INVESTOR/SECURITY BILLING SENT DATE

Date claim submitted to investor

Liquidation Status

Type of PIF, S/S, 3rd Party etc.

VA Loan Guarantee Certificate Number

VA Loan Guarantee Certificate Number

Loan Number

Servicer Loan Number

Loan Term

Loan Term

Loan Type

Loan Type

Loss Mit Approval Date

Loss Mit Approval Date

Loss Mit Flag (Man Code)

A code that identifies the account as an active Loss Mit account.

Loss Mit Removal Date

The date the Loss Mit Department determined that Loss Mit Options were no longer a viable option.

Loss Mit Start Date

Loss Mit Set-up Date

Loss Mit Type

S/S, Forbearance, Repay, Mod, etc.

Loss Mit Workstation Status

Completed, Removed, Active

MI Certificate Number

MI Certificate Number

MI Cost

Price percentage, lender paid only

MI Coverage Y/N

MI Coverage Y/N

Monthly MIP Cost

The monthly fee paid to HUD to maintain coverage on the account.

Next Payment Adjustment Date

Next Payment Adjustment Date

Next Rate Adjustment Date

Next Rate Adjustment Date

Occupancy Status

Occupancy Status

Occupancy Status Date

The date the occupancy status reported was determined.

Original Loan Amount

Original Loan Amount

Original Value Amount

The value of the property as determined at the origination of the account.

Origination Date

The date the closing occurred to originate the loan.

ORIGINATION VALUE DATE

The date the original Value Amount was determined.

ORIGINATION VALUE SOURCE

The type of valuation that was used to determine the Original Value amount.

Other Advance Expenses

Total Advances minus all other/detail and total

Ownership Code

Paid in Full Date

Date loan liquidated from system UPB removed

Paid Off Code

Part B Funds Received Date

FHA/VA Only

Partial Prepayment Amount Collected

Post Petition Due Date

Prepayment Expiration Date

Term

Prepayment Flag

Prepayment Premium Collected

Prepayment Waived

Product Type

Property Condition

PROPERTY PRESERVATION FEES

Property Type

Realized Gain or Loss

Reason for Default

Reason Suspended

Relief/Dismissal Hearing Date

REO  Repaired Value

REO  Value(As-is)

REO Actual Closing Date

REO Flag (Man Code)

REO List Date

REO List Price

REO Net Sales proceeds

REO Sales Price

REO Scheduled Close Date

REO Value Date

REO VALUE SOURCE

Repay First Due Date

Repay Last Due Date

Repay Next Due Date

Repay Plan Broken Date

Repay Plan Created Date

SBO LOAN NUMBER

Scheduled Balance

Scheduled Due Date

Servicing Fee

State

Street Address

T&I Advances

Title Approval Letter Received Date

Title Package to HUD Date

Title Package to VA Date

VA Claim Funds Received Date

VA Claim Submitted Date

VA FIRST FUNDS RECEIVED AMOUNT

VA FIRST FUNDS RECEIVED DATE

VA NOE Submitted Date

ZIP CODE

FNMA ACTION CODE

FNMA DELINQUENCY REASON CODE

EXHIBIT G

ASSIGNMENT AND ASSUMPTION

                                    , 200

ASSIGNMENT AND ASSUMPTION, dated                       , between                                                                 , a                                        corporation having an office at                                          (“Assignor”) and                                                                       , a                                        corporation having an office at                              (“Assignee”):

For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as purchaser, with respect to the Mortgage Loans identified on Exhibit A hereto (the “Mortgage Loans”) in, to and under that certain Flow Seller’s Warranties and Servicing Agreement, Conventional Residential Fixed Rate Mortgage Loans, Group No. 2004-1 (the “Flow Seller’s Warranties and Servicing Agreement”), dated as of January 1, 2004, by and between Lehman Brothers Bank, FSB (the “Purchaser”), and Countrywide Home Loans Inc. (the “Company”), and the Mortgage Loans Group No. 2004-1 delivered thereunder by the Company to the Assignor.

2.

The Assignor warrants and represents to, and covenants with, the Assignee that:

a.

The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

b.

The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Flow Seller’s Warranties and Servicing Agreement or the Mortgage Loans;

c.

The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Flow Seller’s Warranties and Servicing Agreement, the Custodial Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Flow Seller’s Warranties and Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Flow Seller’s Warranties and Servicing Agreement or the Mortgage Loans; and

d.

Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the “33 Act”) or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

3.

The Assignee warrants and represents to, and covenants with, the Assignor and the Company that:

a.

The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Flow Seller’s Warranties and Servicing Agreement, the Mortgage Loans and the Custodial Agreement, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor’s obligations as Purchaser thereunder;

b.

The Assignee understands that the Mortgage Loans have not been registered under the 33 Act or the securities laws of any state;

c.

The purchase price being paid by the Assignee for the Mortgage Loans are in excess of $250,000 and will be paid by cash remittance of the full purchase price within 60 days of the sale;

d.

The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person. In this connection, neither the Assignee nor any Person authorized to act therefor has offered the Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) of U.S. Securities and Exchange Commission Regulation D, promulgated under the 1933 Act;

e.

The Assignee considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

f.

The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Company;

g.

Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the Mortgage Loans under the 33 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

h.

Either: (1) the Assignee is not an employee benefit plan (“Plan”) within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or a plan (also “Plan”) within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 (“Code”), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as Trustee of, or with assets of, a Plan; or (2) the Assignee’s purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

i.

The Assignee’s address for purposes of all notices and correspondence related to the Mortgage Loans and the Flow Seller’s Warranties and Servicing Agreement is:

Attention:

The Assignee’s wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Flow Seller’s Warranties and Servicing Agreement are:

IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption to be executed by their duly authorized officers as of the date first above written.

Assignor	Assignee
By:	By:
Its:	Its:

EXHIBIT H

UNDERWRITING GUIDELINES

EXHIBIT I

ASSIGNMENT AND CONVEYANCE

On this [__] day of [___], 200[_], Countrywide Home Loans Inc., as the Company, under that certain Flow Seller’s Warranties and Servicing Agreement, dated as of [___], 200[_] (the “Agreement”) does hereby sell, transfer, assign, set over and convey to Lehman Brothers Bank, FSB, as Purchaser under the Agreement all rights, title and interest of the Company in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit 1, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein.  Pursuant to Section 2 of the Agreement, the Company has delivered to the Custodian the documents for each Mortgage Loan to be purchased as set forth in the Agreement. The ownership of each Mortgage Note, Mortgage, and the contents of each Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall immediately vest in the Purchaser and shall be delivered promptly by the Company to the Purchaser.

The Company confirms to the Purchaser that the representations and warranties set forth in Section 3 of the Agreement with respect to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit 1, and the representations and warranties in Section 3 of the Agreement with respect to the Company are true and correct as of the date hereof.

The Mortgage Loans listed on the Mortgage Loan Schedule attached hereto have the pool characteristics as set forth on Exhibit 2 attached hereto.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

COUNTRYWIDE HOME LOANS INC. (Company)
By: Name: Title:

LEHMAN BROTHERS BANK, FSB (Purchaser)
By: Name: Title:

EXHIBIT 1

MORTGAGE LOAN SCHEDULE

EXHIBIT 2

POOL CHARACTERISTICS

The Mortgage Interest Rate shall not exceed [____]% nor be less than [___]%.    With respect to the aggregate unpaid principal balance of the Mortgage Loans, no more than [___]% of the Mortgage Loans have a balloon payment feature.  With respect to the aggregate unpaid principal balance of all the Mortgage Loans, the Mortgaged Properties are located as follows: (i) no more than [___]% are located in California (ii) no more than [___]% are located in Florida and (iii) no other one state contains more than [__]% of the Mortgaged Properties.  With respect to the aggregate unpaid principal balance of all Mortgage Loans, (a) no more than [___]% are secured by real property improved by individual condominium units, (b) no more than [___]% are secured by real property improved by an individual unit in a planned unit development, and (c) at least [___]% are secured by real property with a detached one family residence erected thereon. All of the Mortgaged Properties are owner occupied primary residences.  No Mortgage Loan has a Combined Loan-to-Value Ratio of greater than [_____]%. The Mortgage Loans have a weighted average Combined Loan-to-Value ration of [_____]%. With respect to the aggregate unpaid principal balance of the Mortgage Loans, (a) at least [___]% of the Mortgage Loans were originated under the Company’s full documentation program (b) no more than [___]% of the Mortgage Loans were originated under the Company’s “stated income” documentation program, and (c) no more than [___]% were originated under Company’s “limited” documentation program.  With respect to the aggregate unpaid principal balance of the Mortgage Loans, (a) no more than [___]% are “cash-out” refinance and/or debt consolidation mortgage loans, (b) no more than [___]% are rate and term refinance mortgage loans and (c) at least [___]% are purchase mortgage loans.  No Mortgage Loans has a FICO Score of less than [___].  The weighted average FICO Score of the Mortgage Loans is [_____].  With respect to the aggregate unpaid principal balance of the Mortgage Loans, the Mortgage Loans have the following Credit Grades:  (i) [___]% of the Mortgage Loans are Credit Grade “A”; (ii) [___]% of the Mortgage Loans are Credit Grade “A-”; and (iii) [___]% of the Mortgage Loans are Credit Grade “B”.  [___].  With respect to the aggregate unpaid principal balance of the Mortgage Loans, [___]% of the Mortgage Loans have prepayment penalty features.  With respect to the aggregate unpaid principal balance of the Mortgage Loans, the weighted average prepayment penalty term of Mortgage Loans that have prepayment penalties is [___] months.  The weighted average seasoning of the Mortgage Loans is less than [__] months.  No Mortgage Loans has a debt to income ratio greater than [___].  The weighted average debt to income ratio of the Mortgage Loans is [_____].   No more than [___]% of the Mortgage Loans has a debt to income ratio greater than 45.  No more than [___]% of the Mortgage Loans has a debt to income ratio greater than 50.

EXHIBIT C

Schedule of Mortgage Loans

EXHIBIT D-1

FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME

DESCRIPTION

FORMAT

INVNUM

INVESTOR LOAN NUMBER

Number no decimals

SERVNUM

SERVICER LOAN NUMBER, REQUIRED

Number no decimals

BEGSCHEDBAL

BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED

Number two decimals

BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL, REQUIRED

SCHEDPRIN

SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED

Number two decimals

ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,

REQUIRED, .00 IF NO COLLECTIONS

CURT1

CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

CURT1DATE

CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE

DD-MMM-YY

CURT1ADJ

CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE

Number two decimals

CURT2

CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

CURT2DATE

CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE

DD-MMM-YY

CURT2ADJ

CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE

Number two decimals

LIQPRIN

PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE

Number two decimals

OTHPRIN

OTHER PRINCIPAL, .00 IF NOT APPLICABLE

Number two decimals

PRINREMIT

TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

INTREMIT

NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,

Number two decimals

.00 IF NOT APPLICABLE

TOTREMIT

TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

ENDSCHEDBAL

ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED

Number two decimals

ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL

.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF

ENDACTBAL

ENDING TRIAL BALANCE

Number two decimals

.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF

ENDDUEDATE

ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT

DD-MMM-YY

ACTCODE

60 IF PAIDOFF, BLANK IF NOT APPLICABLE

Number no decimals

ACTDATE

ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE

DD-MMM-YY

INTRATE

INTEREST RATE, REQUIRED

Number seven decimals

Example .0700000 for 7.00%

SFRATE

SERVICE FEE RATE, REQUIRED

Number seven decimals

Example .0025000 for .25%

PTRATE

PASS THRU RATE, REQUIRED

Number seven decimals

Example .0675000 for 6.75%

PIPMT

P&I CONSTANT, REQUIRED

Number two decimals

.00 IF PAIDOFF

EXHIBIT D-2

STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

FIELD NAME	DESCRIPTION

% of MI Coverage	% of MI Coverage
Actual MI Claim Filed Date	The date the Claim to the MI Company was filed
Actual Bankruptcy Start Date (filing date)	Actual Bankruptcy Start Date (filing date)
Actual Claim Amount Filed	The amount claimed to the MI company on the MI claim
Actual Discharge Date	Date Bankruptcy was Discharged
Actual Due Date	Next Payment Due Date
Actual Eviction Complete Date	Actual Eviction Complete Date
Actual Eviction Start Date	Actual Eviction Start Date
Actual First Legal Date	Actual First Legal Date
Actual Notice of Intent Date (breach letter date)	Actual Notice of Intent Date (breach letter date)
Actual Payment Plan End Date	The date the Last Pre-petition payment is due from the Trustee in a chapter 13 BK
Actual Payment Plan Start Date	The date the First Pre-petition payment is due from the Trustee in a chapter 13 BK
Actual Redemption End Date	Actual Redemption End Date
Actual REO Start Date	The date the account was received by the REO Department
Appraisal, BPO Costs	Total expenses incurred for the purpose of BPO's or Appraisals.
Bankruptcy Chapter	Bankruptcy Chapter 7,11,13
BK Atty Fees & Costs	BK Atty Fees & Costs
BK Flag (Man Code)	A code that identifies the account as an active Bankruptcy.
Bnk Case # (7 digit only)	Bnk Case # (7 digit only)
City	City
Claim Amount Paid	MI Claim Amount
Claim Funds Received Date	The date the MI Claim funds were received from the MI Company
Confirmation Hearing Date	Confirmation Hearing Date
Current Interest Rate	Current Interest Rate
Current Loan Amount	Unpaid Principal Balance
Current P&I Payment Amount	Current P&I Payment Amount
Date Bid Instructions Sent	Date Bid Instructions Sent to Attorney
Date F/C Sale Scheduled	The date the Foreclosure sale is scheduled to occur.
Date Filed Relief/Dismissal	The date the motion for Relief or Dismissal was filed with the BK Court
Date Loan Reinstated	Date Loan Reinstated
Date POC Filed	Date proof of claim filed
Date Relief/Dismissal Granted	The date the BK court granted the motion for Relief or Dismissal
Date REO Offer Accepted	Date REO Offer Accepted
Date REO Offer Received	Date REO Offer Received
Deal Identifier by Loan	Security Name/Cross reference Investor ID (Servicer to Cross reference)
Delinquency Status (Man Code)	30, 60, 90, BK, FC, REO, Claims or a code that can be decoded to determine the current status of the account.
Loss Mit Denial Date	Loss Mit Denial Date
Eviction Atty Fees & Costs	Eviction Atty Fees & Costs
F/B 1st Due (if applicable)	F/B 1st Due (if applicable)
F/B Last Due (if applicable)	F/B Last Due (if applicable)
FC Atty Fees & Costs	FC Atty Fees & Costs
FC Flag	A code that identifies the account as an active Foreclosure.
FC Start Date (referral date)	FC Start Date (referral date)
FC Suspended Date	FC Suspended Date
FC Valuation Amount	The value of the property as determined for the purpose of foreclosure.
FC Valuation Date	The date the property value was determined for the purpose of foreclosure.
FC Valuation Source	The type of valuation that was used to determine the Fc Valuation amount.
FHA 27011A Transmitted Date	FHA 27011A Transmitted Date
FHA 27011B Transmitted Date	FHA 27011B Transmitted Date
FHA Case #	FHA Case #
FHA Part A Funds Received Date	FHA Part A Funds Received Date
First Payment Date	First Payment Date
Foreclosure Actual Sale Date	Date F/C Sale Held
VA Guarantee %	VA Guarantee %
Interest Advances	Interest Advances
Investor Loan Number	Investor Loan Number
INVESTOR/SECURITY BILLING SENT DATE	Date claim submitted to investor
Liquidation Status	Type of PIF, S/S, 3rd Party etc.
VA Loan Guarantee Certificate Number	VA Loan Guarantee Certificate Number
Loan Number	Servicer Loan Number
Loan Term	Loan Term
Loan Type	Loan Type
Loss Mit Approval Date	Loss Mit Approval Date
Loss Mit Flag (Man Code)	A code that identifies the account as an active Loss Mit account.
Loss Mit Removal Date	The date the Loss Mit Department determined that Loss Mit Options were no longer a viable option.
Loss Mit Start Date	Loss Mit Set-up Date
Loss Mit Type	S/S, Forbearance, Repay, Mod, etc.
Loss Mit Workstation Status	Completed, Removed, Active
MI Certificate Number	MI Certificate Number
MI Cost	Price percentage, lender paid only
MI Coverage Y/N	MI Coverage Y/N
Monthly MIP Cost	The monthly fee paid to HUD to maintain coverage on the account.
Next Payment Adjustment Date	Next Payment Adjustment Date
Next Rate Adjustment Date	Next Rate Adjustment Date
Occupancy Status	Occupancy Status
Occupancy Status Date	The date the occupancy status reported was determined.
Original Loan Amount	Original Loan Amount
Original Value Amount	The value of the property as determined at the origination of the account.
Origination Date	The date the closing occurred to originate the loan.
ORIGINATION VALUE DATE	The date the original Value Amount was determined.
ORIGINATION VALUE SOURCE	The type of valuation that was used to determine the Original Value amount.
Other Advance Expenses	Total Advances minus all other/detail and total Ownership Code
Paid in Full Date	Date loan liquidated from system UPB removed
Paid Off Code
Part B Funds Received Date	FHA/VA Only
Partial Prepayment Amount Collected
Post Petition Due Date
Prepayment Expiration Date	Term
Prepayment Flag
Prepayment Premium Collected
Prepayment Waived
Product Type
Property Condition
PROPERTY PRESERVATION FEES
Property Type
Realized Gain or Loss
Reason for Default
Reason Suspended
Relief/Dismissal Hearing Date
REO Repaired Value
REO Value(As-is)
REO Actual Closing Date
REO Flag (Man Code)
REO List Date
REO List Price
REO Net Sales proceeds
REO Sales Price
REO Scheduled Close Date
REO Value Date
REO VALUE SOURCE
Repay First Due Date
Repay Last Due Date
Repay Next Due Date
Repay Plan Broken Date
Repay Plan Created Date
SBO LOAN NUMBER
Scheduled Balance
Scheduled Due Date
Servicing Fee
State
Street Address
T&I Advances
Title Approval Letter Received Date
Title Package to HUD Date
Title Package to VA Date
VA Claim Funds Received Date
VA Claim Submitted Date
VA FIRST FUNDS RECEIVED AMOUNT
VA FIRST FUNDS RECEIVED DATE
VA NOE Submitted Date
ZIP CODE
FNMA ACTION CODE
FNMA DELINQUENCY REASON CODE

Exhibit E

Annual Certification

Aurora Loan Services Inc.

2530 South Parker Road

Suite 601

Aurora, Colorado 80014

Attn:  Chris Baker

Reference is made to the reconstituted servicing agreement listed on Exhibit A hereto (the “Agreement”) entered into by Countrywide Home Loans, Inc. (the “Servicer”).  I,                                  , a                                      of the Servicer, hereby certify to Aurora Loan Services Inc. (the “Master Servicer”) and its respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

I have reviewed the information required to be delivered to the Master Servicer pursuant to the Agreement (the “Servicing Information”).

2.

Based on my knowledge, the information relating to the Mortgage Loans submitted by the Servicer in its monthly reporting packages delivered to the Master Servicer to be included in the reports on Form 8-K and the annual report on Form 10-K with respect to the transactions relating to the Agreement, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

3.

Based on my knowledge, the Servicing Information required to be provided to the Master Servicer by the Servicer under the Agreement has been provided to the Master Servicer;

4.

I am responsible for reviewing the activities performed by the Servicer under the Agreement and based upon the review required hereunder, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Certified Public Accountant’s Servicing Report and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer by the Servicer, the Servicer has, as of the date of this certification fulfilled its obligations under the Agreement; and

5.

I have disclosed to the Master Servicer all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Agreement.

COUNTRYWIDE HOME LOANS, INC.

By:

Name:

Title:

Date:

Exhibit F

Fannie-Mae Guide No. 95-19

FANNIE MAE GUIDE 95-19

ANNOUNCEMENT

Reference

● Selling This announcement amends the guide(s) indicated. ● Servicing Please keep it for reference until we issue a formal change.

Subject

"Full-File" Reporting to Credit Repositories

Part IV, Section 107, of the servicing Guide currently requires servicers to report only 90-day delinquencies to the four major credit repositories.  To ensure that the repositories have up-to-date information for both servicing and origination activity, we have decided to begin requiring -- as of the month ending March 31, 1996 -- servicers to provide the credit repositories a "full-file" status report for the mortgages they service for us.

"Full-file" reporting requires that servicers submit a monthly report to each of the credit repositories to describe the exact status for each mortgage they service for us.  The status reported generally should be the one in effect as of the last business day of each month.  Servicers may, however, use a slightly later cut-off date -- for example, at the and of the first week of a month -- to assure• that payment corrections, returned checks, and other adjustments related to the previous month's activity can be appropriately reflected in their report for that month.  Statuses that must be reported for any given mortgage include the following: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed and charged-off.  (The credit repositories will provide the applicable codes for reporting these statuses to them.)  A listing of each of the major repositories to which "full-file" status reports must be sent is attached.

Servicers are responsible for the complete and accurate reporting of mortgage status information to the repositories and for resolving any disputes that arise about the information they report.  Servicers must respond promptly to any inquiries from borrowers regarding specific mortgage status information about them that was reported to the credit repositories.

Servicers should contact their Customer Account Team in their lead Fannie Mae regional office if they have any questions about this expanded reporting requirement.

Robert J. Engeletad

Senior Vice President – Mortgage and Lender Standards

11/20/95

FANNIE MAE GUIDE 95-19

ATTACHMENT 1

ANNOUNCEMENT

Major Credit Repositories

A "full-file" status report for each mortgage serviced for Fannie Mae must be sent to the following repositories each month (beginning with the month ending March 31, 1996):

Company

Telephone Number

Consumer Credit Associates, Inc.

Call (713) 595-1190, either extension

950 Threadneedle Street, Suite 200

150, 101, or 112, for all inquiries.

Houston, Texas 77079-2903

for all inquiries.

Equifax

Members that have an account number

may call their local sales representative

for all inquiries; lenders that need to set

up an account should call (800) 685-

5000 and select the customer assistance

option.

TRW Information Systems & Services

Call (800) 831-5614 for all inquiries,

601 TRW Parkway

current members should select option 3;

Allen, Texas 75002

lenders that need to set up an account should

select Option 4.

Trans Union Corporation

Call (312) 258-1818 to get the name of

555 West Adams

the local bureau to contact about setting

Chicago, Illinois 60661

up an account or obtaining other

information.

11/20/95

EXHIBIT G

UNITED GUARANTY POOL INSURANCE POLICY

Schedule I

Schedule of Mortgage Loans

(Including Prepayment Charge Schedule)